                                                                    EXHIBIT 10.4
Revised (9/9/98)


                  OPTION, MANAGEMENT AND MARKETING AGREEMENT
                  ------------------------------------------

     THIS OPTION, MANAGEMENT AND MARKETING AGREEMENT (this "Agreement") is made by and between CMC HEARTLAND PARTNERS VII, LLC, a Delaware limited liability company ("Purchaser"), and LONGLEAF ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership ("Seller").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Seller is the owner in fee simple of the vacant lots (together the "Existing Single-Family Lots" or individually an "Existing Single-Family Lot") legally described in Exhibit A attached hereto and made a part hereof, and
                     ---------
located in the Town of Southern Pines (the "Town"), in the County of Moore, North Carolina;

     WHEREAS, Seller is also the owner in fee simple of the vacant parcel of real estate (the "Magnolia Drive Parcel") legally described in Exhibit B
                                                               ---------
attached hereto and made a part hereof, located in the Town, and outlined on Exhibit C attached hereto and made a part hereof;
---------

     WHEREAS, Seller is also the owner in fee simple of the vacant parcel of real estate (the "Fifteenth Hole Parcel") legally described in Exhibit D
                                                               ---------
attached hereto and made a part hereof, located in the Town, and outlined on Exhibit E attached hereto and made a part hereof;
---------

     WHEREAS, Seller is also the owner in fee simple of the vacant parcel of real estate (the "Meadow Parcel") legally described in Exhibit F attached hereto
                                                       --------
and made a part hereof, located in the Town, and outlined on Exhibit G-1
                                                             -----------
attached hereto and made a part hereof;

     WHEREAS, Seller is also the owner in fee simple of the vacant parcel of real estate (the "Area F Parcel") legally described in Exhibit H attached hereto
                                                       ---------
and made a part hereof, located in the Town, and outlined on Exhibit I attached
                                                             ---------
hereto and made a part hereof;

     WHEREAS, Seller is also the owner in fee simple of the vacant parcel of real estate (the "Club Cottages Parcel") legally described in Exhibit J attached
                                                              ---------
hereto a and made a part hereof, located in the Town, and outlined on Exhibit K
                                                                      ---------
attached hereto and made a part hereof;

     WHEREAS, the Meadow Parcel, the Area F Parcel and the Club Cottages Parcel are herein together sometimes called the "Undeveloped Multi-Family Tracts" or individually an "Undeveloped Multi-Family Tract;"

     WHEREAS, the Magnolia Drive Parcel will be subdivided by Seller into the Magnolia Drive Parcel Lots (hereinafter defined) and the Magnolia Drive Parcel Accessways (hereinafter defined), as provided in this Agreement;

     WHEREAS, the Fifteenth Hole Parcel will be subdivided by Seller into the Fifteenth Hole Parcel Single-Family Lots (hereinafter defined) and the Fifteenth Hole Parcel Accessways (as hereinafter defined), as provided in this Agreement;

     WHEREAS, the Meadow Parcel will be subdivided by Seller into the Meadow Parcel Lots (hereinafter defined) and the Meadow Parcel Accessways (hereinafter defined), as provided in this Agreement;

     WHEREAS, the Area F Parcel will be subdivided by Seller into the Area F Parcel Lots (hereinafter defined) and the Area F Parcel Accessways (hereinafter defined), as provided in this Agreement;

     WHEREAS, the Club Cottages Parcel will be subdivided by Seller into the Club Cottages Parcel Lots (hereinafter defined) and the Club Cottages Parcel Accessways (hereinafter defined), as provided in this Agreement;

     WHEREAS, the Existing Single-Family Lots, the Magnolia Drive Parcel Lots, and the Fifteenth Hole Parcel Single-Family Lots are herein together sometimes called the "Single-Family Lots" or individually a "Single-Family Lot;"

     WHEREAS, the Meadow Parcel Lots, the Area F Parcel Lots and the Club Cottages Parcel Lots are herein together sometimes called the "Tract Lots" or individually a "Tract Lot;"

     WHEREAS, the Single-Family Lots and the Tract Lots are herein together sometimes called the "Lots" or individually a "Lot";

     WHEREAS, the Existing Single-Family Lots, the Magnolia Drive Parcel, the Fifteenth Hole Parcel, the Meadow Parcel, the Area F Parcel and the Club Cottages Parcel are herein together sometimes called the "Properties" or individually a "Property;"

     WHEREAS, the Properties are all part of a planned unit development commonly known as "Longleaf," developed pursuant to a certain Conditional Use Permit Case No. CU-04-88 (the "PUD Approval"), dated June 23, 1988, issued by the Town (the Properties and the other portions of the Longleaf development approved for residential development being herein together called the "Development");

     WHEREAS, Seller desires that Purchaser construct detached single-family residential dwelling units (together "Detached Units" or individually a "Detached Unit") on the Single-Family Lots, and Purchaser desires to construct Detached Units on the Single-Family Lots;

     WHEREAS, Seller further desires that Purchaser market and sell the Single-Family Lots and the Detached Units to be constructed by Purchaser on the Single-Family Lots, and Purchaser desires to market and sell the Single-Family Lots and the Detached Units to be constructed by Purchaser on the Single-Family Lots;

     WHEREAS, Seller desires that Purchaser construct attached residential dwelling units (together "Tract Units" or individually a "Tract Unit") on the Tract Lots (it being contemplated by Seller that there will be more than one Tract Unit on a Tract Lot), and Purchaser desires to construct Tract Units on the Tract Lots;

     WHEREAS, Seller further desires that Purchaser market and sell the Tract Lots and the Tract Units to be constructed by Purchaser on the Tract Lots, and Purchaser desires to market and sell the Tract Lots and the Tract Units to be constructed by Purchaser on the Tract Lots;

     WHEREAS, the Detached Units and the Tract Units are herein together sometimes called the "Units" or individually a "Unit;"

     WHEREAS, in order to induce Purchaser to construct Detached Units on the Single-Family Lots, and to market and sell the Single-Family Lots and Detached Units to be constructed by Purchaser on the Single-Family Lots, Seller (a) is willing to sell to Purchaser such of the Single-Family Lots as Purchaser shall request or is obligated to purchase hereunder, and (b) is further willing, prior to the closing of the sale by Purchaser of any Single-Family Lot and the Detached Unit located thereon to a third-party purchaser, to (i) grant a first lien to secure any construction loan made to Purchaser with respect to any Single-Family Lot, and (ii) take such steps as shall be necessary to cause any permitted existing deeds of trust with respect to such Single-Family Lot to either be released or to be subordinated to such construction loan deed of trust;

     WHEREAS, in order to induce Purchaser to construct Tract Units on the Tract Lots, and to market and sell the Tract Units to be constructed by Purchaser on the Tract Lots, Seller (a) is willing to sell to Purchaser such of the

Tract Lots as Purchaser shall request or is obligated to purchase hereunder, and
(b) is further willing, prior to the closing of the sale by Purchaser of any Tract Unit to a third-party purchaser, to (i) grant a first lien to secure any construction loan made to Purchaser with respect to any Tract Lot (or portion thereof) and any Tract Units to be constructed thereon, and (ii) take such steps as shall be necessary to cause any permitted existing deeds of trust with respect to such Tract Lot (or portion thereof) and Tract Unit to either be released or to be subordinated to such construction loan deed of trust;

     WHEREAS, Seller desires to grant to Purchaser, and Purchaser desires to receive from Seller, options to purchase the Lots upon the terms and conditions hereinafter set forth;

     WHEREAS, Seller desires to establish certain minimum requirements for the exercise by Purchaser of its options to purchase Lots; and

     WHEREAS, Seller desires that Purchaser assume certain management duties with respect to the Development, as hereinafter provided, and Purchaser is willing to assume such management duties, upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, for and in consideration of the mutual terms, covenants, conditions and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

     1.   Options.
          -------

          (a)  Intentionally Omitted

          (b)  Grants.
               ------

               (i) (A) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Existing Single-Family Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Existing Single-Family Lots Option, the Existing Single-Family Lots or any of them, together with all improvements now or hereafter located on the Existing Single-Family Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Existing Single-Family Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Existing Single-Family Lots.

                    (B) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Magnolia Drive Parcel Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Magnolia Drive Parcel Lots Option, the Magnolia Drive Parcel Lots or any of them, together with all improvements now or hereafter located on the Magnolia Drive Parcel Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Magnolia Drive Parcel Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Magnolia Drive Parcel Lots.

                    (C) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Fifteenth Hole Parcel Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Fifteenth Hole Parcel Lots Option, the Fifteenth Hole Parcel Single-Family Lots or any of them, together with all improvements now or hereafter located on the Fifteenth Hole Parcel Single-Family Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Fifteenth Hole Parcel Single-Family Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Fifteenth Hole Parcel Single-Family Lots.

                    (D) (I) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Meadow Parcel-Phase II Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Meadow Parcel-Phase II Lots Option, the Meadow Parcel-Phase II Lots (hereinafter defined) or any of them, together with all improvements now or hereafter located on the Meadow Parcel-Phase II Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Meadow Parcel-Phase II Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Meadow Parcel-Phase II Lots.

                         (II) Seller hereby gives and grants to Purchaser and,
subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Meadow Parcel-Phase III Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Meadow Parcel-Phase III Lots Option, the Meadow Parcel-Phase III Lots (hereinafter defined) or any of them, together with all improvements now or hereafter located on the Meadow Parcel-Phase III Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Meadow Parcel-Phase III Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Meadow Parcel-Phase III Lots.

                        (III) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Meadow Parcel-Phase IV Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Meadow Parcel-Phase IV Lots Option, the Meadow Parcel-Phase IV Lots (hereinafter defined) or any of them, together with all improvements now or hereafter located on the Meadow Parcel-Phase IV Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Meadow Parcel-Phase IV Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Meadow Parcel-Phase IV Lots.

                    (E) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Area F Parcel Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Area F Parcel Lots Option, the Area F Parcel Lots or any of them, together with all improvements now or hereafter located on the Area F Parcel Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Area F Parcel Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Area F Parcel Lots.

                    (F) Seller hereby gives and grants to Purchaser and, subject to the provisions of paragraph 22 of this Agreement, its successors and assigns the exclusive right, privilege and continuing option (herein called the "Club Cottages Parcel Lots Option"), upon the terms and conditions set forth in this Agreement, to purchase, at any time and from time to time during the term of the Club Cottages Parcel Lots Option, the Club Cottages Parcel Lots or any of them, together with all improvements now or hereafter located on the Club Cottages Parcel Lots, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining to the Club Cottages Parcel Lots, and all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to the Club Cottages Parcel Lots.

               (ii) The Existing Single-Family Lots Option, the Magnolia Drive Parcel Lots Option, the Fifteenth Hole Parcel Lots Option, the Meadow Parcel-Phase II Lots Option, the Meadow Parcel-Phase III Lots Option, the Meadow Parcel-Phase IV Lots Option, the Area F Parcel Lots Option and the Club Cottages Parcel Lots Option are herein together sometimes called the "Options" or individually an "Option."

               (iii) Each grant of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to any Lot shall be non-exclusive and subject to the rights of Seller and others to utilize same for pedestrian and vehicular access and for the development of the Properties.

          (c)  Term.
               ----

               (i)  Subject to the terms of the following subparagraph (ii):

                    (A) The Existing Single-Family Lots Option may be exercised with respect to any Existing Single-Family Lot at any time and from time to time during the period (the "Existing Single-Family Lots Option Period") commencing on the Closing Date and ending on the date which is two (2) years after the Closing Date.

                    (B) The Magnolia Drive Parcel Lots Option may be exercised with respect to any Magnolia Drive Parcel Lot at any time and from time to time during the period (the "Magnolia Drive Parcel Lots Option Period") commencing on the Magnolia Drive Parcel Completion Date (hereinafter defined) and ending on the date which is two (2) years after the Magnolia Drive Parcel Completion Date; provided, however, that if Purchaser shall fail to deliver the Magnolia Drive Parcel Development Notice, as defined below, to Seller by August 31, 1999, the Magnolia Drive Parcel Lots Option will terminate on August 31, 1999.

                    (C) The Fifteenth Hole Parcel Lots Option may be exercised with respect to any Fifteenth Hole Parcel Single-Family Lot at any time and from time to time during the period (the "Fifteenth Hole Parcel Lots Option Period") commencing on the Fifteenth Hole Parcel Completion Date (hereinafter defined) and ending on the date which is two (2) years after the Fifteenth Hole Parcel Completion Date; provided, however, that if Purchaser shall fail to deliver the Fifteenth Hole Parcel Development Notice, as defined below, to Seller by August 31, 1999, the Fifteenth Hole Parcel Lots Option will terminate on August 31, 1999.

                    (D) (I) The Meadow Parcel-Phase II Lots Option may be exercised with respect to any Meadow Parcel-Phase II Lot at any time and from time to time during the period (the "Meadow Parcel-Phase II Lots Option Period") commencing on the Meadow Parcel-Phase II Completion Date (hereinafter defined) and ending on the date which is two (2) years after the Meadow Parcel-Phase II Completion Date; provided, however, that if Purchaser shall fail to deliver the Meadow Parcel-Phase II Notice, as defined below, to Seller by August 31, 1999, the Meadow Parcel-Phase II Lots Option, the Meadow Parcel-Phase III Lots Option and the Meadow Parcel-Phase IV Lots Option will terminate on August 31, 1999.

                            (II)  The Meadow Parcel-Phase III Lots Option may be
exercised with respect to any Meadow Parcel-Phase III Lot at any time and from time to time during the period (the "Meadow Parcel-Phase III Lots Option Period") commencing on the Meadow Parcel-Phase III Completion Date (hereinafter defined) and ending on the date which is two (2) years after the Meadow Parcel-Phase III Completion Date; provided, however, that if Purchaser shall fail to deliver the Meadow Parcel-Phase III Notice, as defined below, to Seller within six (6) months after the first day on which Purchaser shall be entitled to deliver the Meadow Parcel-Phase III Notice pursuant to the provisions of subparagraph 9(b)(iii) of this Agreement, the Meadow Parcel-Phase III Lots Option and the Meadow Parcel-Phase IV Lots Option will terminate on the date which is six months after the first day on which Purchaser shall be entitled to deliver the Meadow Parcel-Phase III Notice.

                            (III) The Meadow Parcel-Phase IV Lots Option may be
exercised with respect to any Meadow Parcel-Phase IV Lot at any time and from time to time during the period (the "Meadow

Parcel-Phase IV Lots Option Period") commencing on the Meadow Parcel-Phase IV Completion Date (hereinafter defined) and ending on the date which is two (2) years after the Meadow Parcel-Phase IV Completion Date; provided, however, that if Purchaser shall fail to deliver the Meadow Parcel-Phase IV Notice, as defined below, to Seller within six (6) months after the first day on which Purchaser shall be entitled to deliver the Meadow Parcel-Phase IV Notice pursuant to the provisions of subparagraph 9(c)(iii) of this Agreement, the Meadow Parcel-Phase IV Lots Option will terminate on the date which is six months after the first day on which Purchaser shall be entitled to deliver the Meadow Parcel-Phase IV Notice.

                    (E) The Area F Parcel Lots Option may be exercised with respect to any Area F Parcel Lot at any time and from time to time during the period (the "Area F Parcel Lots Option Period") commencing on the Area F Parcel Completion Date (hereinafter defined) with respect to such Area F Parcel Lot and ending on the date which is two (2) years after the Area F Parcel Completion Date with respect to such Area F Parcel Lot; provided, however, that except for the Area F Parcel Phase (hereinafter defined) in which is located the first Area F Parcel Lot for which Purchaser exercises the Area F Parcel Lots Option, the Area F Parcel Lots Option may be exercised in an Area F Parcel Phase only if at least fifty percent (50%) of the Area F Parcel Lots located in each other Area F Parcel Phase with respect to which Purchaser shall have exercised the Area F Parcel Lots Option have been purchased by Purchaser; provided, however, that if Purchaser shall fail to deliver the first Area F Parcel Notice, as defined below, to Seller within six (6) months after the first day on which Purchaser shall be entitled to deliver the first Area F Parcel Notice pursuant to the provisions of subparagraph 9(d)(iii) of this Agreement, the Area F Parcel Lots Option will terminate on the date which is six months after the first day on which Purchaser shall be entitled to deliver the first Area F Parcel Notice.

                    (F) The Club Cottages Parcel Lots Option may be exercised with respect to any Club Cottages Parcel Lot at any time and from time to time during the period (the "Club Cottages Parcel Lots Option Period") commencing on the Club Cottages Parcel Completion Date (hereinafter defined) with respect to such Club Cottages Parcel Lot and ending on the date which is two (2) years after the Club Cottages Parcel Completion Date with respect to such Club Cottages Parcel Lot; provided, however, that if Purchaser shall fail to deliver the first Club Cottages Parcel Notice, as defined below, to Seller by August 31, 2001, the Club Cottages Parcel Lots Option will terminate on August 31, 2001.

               (ii) (A) Notwithstanding anything to the contrary contained in the foregoing subparagraph 1(c)(i), in the event of the occurrence of a Non-Monetary Termination Event (as hereinafter defined), Seller, at its option, may elect to terminate the right of Purchaser to thereafter deliver any Development Notice (hereinafter defined), it being understood and agreed that Seller, at its option, may waive any Non-Monetary Termination Event; provided, that nothing in this paragraph 1(c)(ii)(A) shall in any way modify, amend, void or terminate the obligations of Seller and Purchaser pursuant to this Agreement with respect to a Property or portion thereof with respect to which Purchaser shall have delivered a Development Notice prior to a Non-Monetary Termination Event. A "Non-Monetary Termination Event" shall mean a default by Purchaser in any of its obligations under subparagraphs (a), (b), (c), (d) [unless such default shall have resulted from Seller's failure or refusal to pay the amounts payable by Seller thereunder], (e) [unless such default shall have resulted from Seller's failure or refusal to pay the amounts payable by Seller thereunder], (f) [unless such default shall have resulted from Seller's failure or refusal to pay the amounts payable by Seller thereunder], (g) [unless such default shall have resulted from Seller's failure or refusal to pay the amounts payable by Seller thereunder],
(h), (i), (j), (k) [other than a default in the payment of any sum, including principal and interest, payable under the documents evidencing and securing the Construction Loan, which payment default is a Monetary Termination Event under subparagraph 1(c)(ii)(C) of this Agreement], (o), (p), (q), (r), (s), (t), (u) or (v) of paragraph 15 of this Agreement, and the continuance of such default for a period of thirty (30) days after the receipt by Purchaser of a written notice from Seller setting forth such default; provided that if such default cannot be cured within said 30-day period, but Purchaser has commenced to cure such default and diligently prosecutes such cure to completion, Purchaser shall have such additional time as shall be reasonably necessary to cure such default. The rights of Seller under this paragraph 1(c)(i)(A) are in addition to and not in limitation of any other right of Seller in this Agreement.

                    (B) (I) Notwithstanding anything to the contrary contained in subparagraph 1(c)(i) above, and subject to the provisions of the following subparagraph 1(c)(ii)(B)(II), in the event of the occurrence of a Paragraph 15A Termination Event (as hereinafter defined), Seller, at its option, may elect to terminate the right of Purchaser to thereafter deliver any Exercise Notice (hereinafter defined) and/or any Development Notice, and/or may cease to perform any work that Seller shall have commenced pursuant to the delivery of any previously-delivered Development Notice; it being understood and agreed that Seller, at its option, may waive any Paragraph 15A Termination Event. A "Paragraph 15A Termination Event" shall mean the occurrence of a default by Purchaser of any of its obligations under paragraph 15A of this Agreement. The rights of Seller under this paragraph 1(c)(i)(B)(I) are in addition to and not in limitation of any other right of Seller in this Agreement.

                       (II) In the event that Seller shall elect to exercise its rights pursuant to the preceding subparagraph 1(c)(ii)(B)(I), then:

                            (a)   Purchaser's obligations under paragraph 15A of
this Agreement shall survive such election, and Seller and Purchaser shall close, in accordance with the provisions of the following paragraph 1(c)(ii)(B)(II)(b) and paragraph 21 of this Agreement, the purchase of the following number of Lots within thirty (30) days after receipt by Purchaser from Seller of a notice in which Seller elects to exercise its termination rights under subparagraph 1(c)(ii)(B)(I) of this Agreement:

                                  (1)  if the 15A Termination Event shall have
occurred during the first 365 days after the Closing Date, such number of Lots which, when aggregated with the number of Lots for which Seller shall have received, from and after the Closing Date, payment of the purchase price and the Maples Fees in accordance with the provisions of paragraph 21 of this Agreement, shall permit the construction by Purchaser of thirty (30) Units;

                                  (2)  if the 15A Termination Event shall have
occurred during the second 365 days after the Closing Date, such number of Lots which, when aggregated with the number of Lots for which Seller shall have received, from and after the Closing Date, payment of the purchase price and the Maples Fees in accordance with the provisions of paragraph 21 of this Agreement, shall permit the construction by Purchaser of sixty-five (65) Units.

                             (b)  (1)  Within ten (10) days after receipt by
Purchaser from Seller of a notice in which Seller elects to exercise its termination rights under subparagraph 1(c)(ii)(B)(I) of this Agreement, Purchaser shall present a list of the Lots that Purchaser proposes to purchase in order to satisfy Purchaser's obligations under subparagraph 1(c)(ii)(B)(II)(a) above [which number is the same number of Lots that is set forth in paragraph 15A(a) of this Agreement] (the "15A Purchase List"). Seller shall have the right, by written notice to Purchaser within ten (10) days after receipt of the 15A Purchase List, to object to such 15A Purchase List; provided, that if Seller shall not so object to the 15A Purchase List within said 10-day period, Seller shall be deemed to have waived its right to so object.

                                  (2)  If Seller objects to the 15A Purchase
List, Seller may add any Lot that Seller owns to the 15A Purchase List, which modified list is hereinafter referred to as the "Modified 15A Purchase List." From the Modified 15A Purchase List, Purchaser shall first select the Lot that has the lowest minimum release price on Exhibit L attached hereto; provided,
                                        ---------
that if more than one Lot has the lowest minimum release price on Exhibit L,
                                                                  ---------
Purchaser may select any of the Lots with the lowest minimum release price. For the next Lot, if any, that Purchaser is required to purchase, Purchaser shall select from the Modified 15A Purchase List the Lot that has the highest minimum release price on Exhibit L; provided, that if more than one Lot has
                         ---------
the highest minimum release price on Exhibit L, Purchaser may select any of
                                     ---------
the Lots with the highest minimum release price. With respect to additional Lots that must be purchased by Purchaser as required under paragraph 15A of this Agreement, Purchaser shall alternate between purchasing a Lot with the lowest, and a Lot with the highest minimum release prices on the Modified 15A Purchase List.

                                  (3)  Notwithstanding anything to the contrary
contained in this subparagraph 1(c)(ii)(B)(II), in no event shall Purchaser be obligated to purchase any of the Existing Single-Family Lots listed on Exhibit
                                                                       -------
GG attached hereto and made a part hereof.
---

                            (c) Upon the consummation of the closings required
pursuant to subparagraph 1(c)(ii)(B)(II)(a)(1) or 1(c)(ii)(B)(II)(a)(2) above, as the case may be, the 15A Termination Event shall be deemed to have been cured in full, and the terms of this Agreement shall be reinstated and shall be in full force and effect, and Purchaser shall have all of its rights under this Agreement as if such 15A Termination Event shall not have occurred.

                    (C) (I) Notwithstanding anything to the contrary contained in subparagraph 1(c)(i) above, and subject to the provisions of the following subparagraph 1(c)(ii)(C)(II), in the event of the occurrence of a Monetary Termination Event (as hereinafter defined), Seller, at its option, may elect to terminate the right of Purchaser to thereafter deliver any Development Notice, and may cease to perform any work that Seller shall have commenced pursuant to the delivery of any previously-delivered Development Notice; it being understood and agreed that Seller, at its option, may waive any Monetary Termination Event. A "Monetary Termination Event" shall mean the occurrence of a default by Purchaser in the payment of any money due to Seller or Maples pursuant to this Agreement other than pursuant to paragraph 15A of this Agreement, and the
          ----- ----
continuance of such default for a period of thirty (30) days after the receipt by Purchaser of a written notice from Seller specifying such default. The rights of Seller under this paragraph 1(c)(i)(C)(I) are in addition to and not in limitation of any other right of Seller in this Agreement.

                        (II) In the event that Seller shall exercise its rights pursuant to the preceding subparagraph 1(c)(ii)(C)(I), then:

                             (a)  Within ten days after the receipt by Purchaser
from Seller of a notice in which Seller elects to exercise its rights under subparagraph 1(c)(ii)(C)(I) of this Agreement, Purchaser and Seller shall prepare a list of all (1) Existing Single-Family Lots with respect to which Purchaser shall not yet have exercised the Existing Single-Family Lots Option and all (2) all Lots then zoned, platted and subdivided in accordance with paragraphs 7, 8 and/or 9 of this Agreement (the "Finished Lots List").

                             (b)  Purchaser may exercise Options and effect Lot
Closings with respect to Lots on the Finished Lots List within the Option Periods (hereinafter defined) in accordance with the terms of this Agreement, subject to the terms of paragraph 15A of this Agreement.

          (iii) The Existing Single-Family Lots Option Period, the Magnolia Drive Parcel Lots Option Period, the Fifteenth Hole Parcel Lots Option Period, the Meadow Parcel Lots Option Period, the Area F Parcel Lots Option Period and the Club Cottages Parcel Lots Option Period are herein together sometimes called the "Option Periods" or individually an "Option Period."

          (iv) The Magnolia Drive Parcel Development Notice (hereinafter defined), the Fifteenth Hole Parcel Development Notice (hereinafter defined), the Meadow Parcel-Phase II Notice (hereinafter defined), the Meadow Parcel-Phase III Notice (hereinafter defined), the Meadow Parcel-Phase IV Notice (hereinafter defined), the Area F Parcel Notice (hereinafter defined) and the Club Cottages Parcel Notice (hereinafter defined) are herein together sometimes called the "Development Notices" or individually a "Development Notice."

      (d) Exercise.  (i)  In order to exercise an Option with respect to a Lot,
          --------
Purchaser shall deliver a written notice (an "Exercise Notice") to Seller during the Option Period relating to such Option, which Exercise Notice shall identify the Lot with respect to which Purchaser is exercising an Option (an "Exercised Lot").

                     (ii) An Option may be exercised and closed with respect to any Lot without any requirement for the exercise and/or closing of any Option with respect to any other Lot; and the expiration of an Option without the exercise or closing of such Option with respect to all of the Lots which are subject to such Option shall have no effect whatsoever on all prior exercises of such Option. Nothing in this subparagraph (d)(i) shall relieve Purchaser of its obligations to exercise Options in accordance with paragraph 15A of this Agreement.

          (e)  Lot Closings.  The closing (a "Lot Closing") of the purchase by
               ------------
Purchaser of an Exercised Lot shall take place upon the date (a "Lot Closing Date") which is the earliest to occur of (i) one year after the date of receipt by Seller of an Exercise Notice with respect to such Exercised Lot, or (ii) one year after the date of execution of a Sale Agreement with respect to a Unit on such Exercised Lot, or (iii) such date as may be fixed by Purchaser in a written notice (a "Closing Notice") from Purchaser to Seller, provided that the date fixed by Purchaser in a Closing Notice shall be not less than five (5) business days after receipt by Seller of such Closing Notice.

          (f)  Purchase Price of an Exercised Lot.
               ----------------------------------

               (i)  For purposes of this Agreement:

                    (A) The term "Detached Unit Sale Agreement" shall mean an agreement between Purchaser and a bona fide third-party buyer (a "Third-Party Buyer") for the purchase by such Third-Party Buyer of a Single-Family Lot and a Detached Unit located on such Single-Family Lot.

                    (B) The term "Detached Unit Package Price" shall mean the sum of (I) (a) the base price for a Single-Family Lot and a Detached Unit located on such Single-Family Lot, as set forth in the Detached Unit Sale Agreement with respect to such Single-Family Lot and Detached Unit, less (b) $10,000 [being the amount that is payable or shall have been paid to Maples (hereinafter defined) pursuant to the Maples Agreements (hereinafter defined), and less (c) any lot premium [including, without limitation, the Applicable Single-Family Lot Golf Premium (hereinafter defined)], plus (II) the price of all extras, upgrades and options, if any, relating to such Detached Unit that are set forth in such Detached Unit Sale Agreement.

                    (C) The term "Tract Unit Sale Agreement" shall mean an agreement between Purchaser and a Third-Party Buyer for the purchase by such Third-Party Buyer of a Tract Unit.

                    (D) The Detached Unit Sale Agreements and the Tract Unit Sale Agreements are herein together sometimes called the "Sale Agreements" or individually a "Sale Agreement."

                    (E) The term "Tract Unit Package Price" shall mean the sum of (I) (a) the base price for a Tract Unit, as set forth in the Tract Unit Sale Agreement with respect to such Tract Unit, less (b) $10,000 (being the amount that is payable or shall have been paid to Maples pursuant to the Maples Agreements), and less (c) any lot premium [including, without limitation, the Applicable Tract Lot Golf Premium (hereinafter defined)], plus (II) the price of all extras, upgrades and options, if any, relating to such Tract Unit that are set forth in such Tract Unit Sale Agreement.

              (ii) The purchase price payable by Purchaser to Seller for an Exercised Lot shall be as follows:

                    (A) If such Exercised Lot is a Single-Family Lot, then the purchase price for such Exercised Lot shall be the sum of (I) fourteen percent (14%) of the Detached Unit Package Price of such Exercised Lot and the Detached Unit located thereon, as set forth in the Detached Unit Sale Agreement, if any, for such Exercised Lot, plus (II) if such Exercised Lot is located directly adjacent to the Club at Longleaf golf course (such an Exercised Lot being herein sometimes called a "Golf Course Lot"), twenty thousand dollars ($20,000) (the "Applicable Single-Family Lot Golf Premium"); it being understood and agreed that the lot premium, if any, in excess of twenty thousand dollars for a Golf Course Lot shall be the sole and absolute property of Purchaser, and that all of the lot premium, if any, set forth in a Detached Unit Sale Agreement with respect to a Single-Family Lot that is not a Golf Course Lot shall be the sole and absolute property of Purchaser.

                    (B) If such Exercised Lot is a Tract Lot, then the purchase price for such Exercised Lot shall be the sum of (I) fourteen percent (14%) of the aggregate of the Tract Unit Package Prices of all of the Tract Units to be constructed by Purchaser on such Exercised Lot, as set forth in the Tract Unit Sale Agreements, if any, for the Tract Units to be constructed on such Exercised Lot, plus (II) the Applicable Tract Lot Golf Premium (hereinafter defined), if any, regarding such Tract Lot. For purposes of this Agreement, the term "Applicable Tract Lot Golf Premium" shall mean such portion of the premiums, if any, set forth in the Tract Unit Sale Agreements with respect to Tract Units to be located on Meadow Parcel-Phase III Lots (hereinafter defined) that are directly adjacent to the Club at Longleaf golf course or on Meadow Parcel-Phase IV Lots (hereinafter defined) that are directly adjacent to the Club at Longleaf golf course as shall be agreed upon by Seller and Purchaser, it being understood and agreed that the lot premium, if any, in excess of the agreed-upon portion of the premium for any of said Tract Units shall be the sole and absolute property of Purchaser; provided that in any event, the Applicable Tract Lot Golf Premium for a Tract Lot shall not exceed the product of five thousand dollars and the number of Tract Units to be constructed on such Tract Lot.

          (g)  Maples Fees.   (i)  Subject to the provisions of the following
               -----------
subparagraph (ii), at the Lot Closing of an Exercised Lot, Purchaser, in addition to paying to Seller the purchase price for such Exercised Lot, shall cause to be paid to Maples (or to Seller if Seller, pursuant to the terms of the Maples Agreement, shall have already paid to Maples) the following amount, unless said amount shall have already been paid by Purchaser:

                    (A) With respect to a Single-Family Lot, ten thousand dollars ($10,000); and

                    (B) With respect to a Tract Lot, an amount equal to the product of (I) ten thousand dollars ($10,000) and (II) the number of Tract Units to be constructed by Purchaser on such Tract Lot.

               (ii) Notwithstanding anything to the contrary contained in the foregoing subparagraph (i), Seller will pay to Maples all amounts payable under the Maples Agreements with respect to the Lots described in Exhibit M attached
                                                            ---------
hereto and made a part hereof.

          (h)  Option Memorandum.  At the Closing (hereinafter defined), Seller
               -----------------
and Purchaser shall execute, deliver and record in the Office of the Register of Deeds of Moore County, North Carolina (the "Recorder's Office") a memorandum of the Option (the "Option Memorandum"), in the form attached hereto as Exhibit N.
                                                                     ---------

          (i)  Cost of the Options.  In consideration of the Options, Purchaser,
               -------------------
concurrently with the execution of this Agreement, has paid to Seller the sum of one thousand dollars ($1,000), the receipt of which is hereby acknowledged by Seller.

     2.   Sale and Encumbrance of a Lot, and Construction on a Lot, Prior to a
          --------------------------------------------------------------------
Lot Closing. Notwithstanding anything to the contrary contained in this
-----------
Agreement:

          (a)  Purchaser's Rights.
               ------------------

               (i) During the respective Option Periods relating to the Single-Family Lots, Purchaser shall have the following rights with respect to each Single-Family Lot:

                    (A) the right, whether or not Purchaser shall have exercised its Option with respect to a Single-Family Lot, to enter into a Detached Unit Sale Agreement with a Third-Party Buyer with respect to such Single-Family Lot [a copy of which Detached Unit Sale Agreement shall be delivered by Purchaser to Seller within ten (10) business days after the execution of such Detached Unit Sale Agreement by both parties thereto], and receipt of such copy of such Detached Unit Sale Agreement by Seller shall be deemed to be receipt of an Exercise Notice with respect to the Single-Family Lot which is the subject of such Detached Unit Sale Agreement; and

                    (B) if Purchaser shall have exercised its Option with respect to a Single-Family Lot, the right to (I) commence construction of a Detached Unit on such Single-Family Lot, (II) borrow money for the construction of a Detached Unit on such Single-Family Lot, (III) require Seller to (and Seller agrees to) execute and deliver, and to cause to be executed and delivered, such documents (including, without limitation, subordinations of recorded deeds of trust affecting such Single-Family Lot) as shall be required to cause such Single-Family Lot and the Detached Unit to be constructed on such Single-Family Lot to be encumbered by a first lien to secure a loan made to Purchaser pursuant to the Construction Loan, as defined below, to construct a Detached Unit on such Single-Family Lot, and (IV) require Seller to (and Seller agrees to) execute and deliver such documents as shall be required to subject such Single-Family Lot and Detached Unit to mechanics' liens in favor of Purchaser's contractors with respect to the construction by Purchaser of a Detached Unit on such Single-Family Lot; provided, however, that Seller shall not be required to incur any expense or personal liability with respect to the matters described in the foregoing subparagraphs (I) through (IV).

          (ii) During the respective Option Periods relating to the Tract Lots, Purchaser shall have the following rights with respect to each Tract Lot:

                    (A) the right, whether or not Purchaser shall have exercised its Option with respect to a Tract Lot, to enter into Tract Unit Sale Agreements with Third-Party Buyers with respect to Tract Units on such Tract Lot [a copy of which Tract Unit Sale Agreements shall be delivered by Purchaser to Seller within ten (10) business days after the execution of such Tract Unit Sale Agreements by both parties thereto], and receipt by Seller of a copy of the first Tract Unit Sale Agreement received by Seller with respect to a Tract Lot shall be deemed to be receipt of an Exercise Notice with respect to such Tract Lot; and

                    (B) if Purchaser shall have exercised its Option with respect to a Tract Lot, the right to (I) commence construction of Tract Units on such Tract Lot, (II) borrow money for the construction of Tract Units on such Tract Lot,(III) require Seller to (and Seller agrees to) execute and deliver, and to cause to be executed and delivered, such documents (including, without limitation, subordinations of recorded deeds of trust affecting such Tract Lot) as shall be required to cause such Tract Lot and the Tract Units to be constructed on such Tract Lot to be encumbered by a first lien to secure a loan made to Purchaser pursuant to the Construction Loan to construct Tract Units on such Tract Lot, and (IV) require Seller to (and Seller agrees to) execute and deliver such documents as shall be required to subject such Tract Lot and Tract Units to mechanics' liens in favor of Purchaser's contractors with respect to the construction by Purchaser of Tract Units on such Tract Lot; provided, however, that Seller shall not be required to incur any personal expense or liability with respect to the matters described in the foregoing subparagraphs
(I) through (IV).

          (b)  No Interest.   Except as specifically set forth in this Agreement
               -----------
or as set forth in any construction or permanent loan document encumbering a Unit, or in Seller's Subordinate Deed of Trust, as defined below, Seller shall have no right, title or interest in any Unit, or any right to sell any Unit.

          (c)  Terms of Sale Agreements.
               ------------------------

               (i) All terms and conditions of all Sale Agreements shall be determined by Purchaser, in its sole and absolute discretion; provided that, all Sale Agreements shall include a statement that Seller is not the seller under such Sale Agreements, that Seller is not a member of Purchaser, that Seller does not warrant the quality of Units constructed by Purchaser, and that Seller does not bear any liability to any Third-Party Buyer in connection with the sale, use or occupancy of any Unit.

               (ii) Purchaser shall have the right, in its sole and absolute discretion, for any reason whatsoever, to reject any offer of a third party to purchase a Lot or a Lot and a Unit; provided, however, that in no event shall Purchaser violate any applicable federal, state, county or local anti-discrimination law, ordinance, code, rule or regulation.

               (iii) Seller shall not have the authority to enter into, and shall not enter into, any agreement on behalf of Purchaser with respect to any Lot or the construction of a Unit on any Lot; and no agreement which Seller purports to execute on behalf of Purchaser shall be binding upon Purchaser.

          (d)  Terms of Construction Loan Made to Purchaser.  The terms and
               --------------------------------------------
provisions of the construction loan to be made to Purchaser in connection with the construction of Units on the Properties (the "Construction Loan") shall be in form and substance reasonably acceptable to Purchaser and Seller; provided that, in any event, the terms and provisions of the Construction Loan shall, inter alia, impose no personal liability upon Seller for the failure of
----------
Purchaser to repay the Construction Loan or perform any obligations of Purchaser with respect to the Construction Loan; impose no liability upon Seller to pay any expenses with respect to the Construction Loan; require the lender under the Construction Loan to give written notice to Seller of any default by Purchaser under the Construction Loan; permit Seller to cure any defaults of Purchaser under the Construction Loan; entitle Seller to purchase the Construction Loan from the lender at par; and permit Seller to encumber Lots encumbered by the Construction Loan with a junior deed of trust securing payment of the purchase price for such Lots and the Maples Fees payable in connection with such Lots ("Seller's Subordinate Deed of Trust").

     3.   Conditions Precedent to Purchaser's Performance.
          -----------------------------------------------

          (a) In addition to any other conditions precedent set forth in this Agreement to the obligations of Purchaser under this Agreement, the parties hereto hereby agree that the obligations of Purchaser under the terms of this Agreement are subject to the satisfaction of all of the following conditions precedent as of one hundred twenty (120) days after the Closing Date (hereinafter defined):

               (i) the Construction Loan shall have closed, and the lender of the Construction Loan shall be prepared to disburse the proceeds of the Construction Loan to Purchaser;

               (ii) all persons, including, without limitation, Seller, whose approval, in the reasonable judgment of Purchaser shall be required, shall have approved in writing of (A) the terms and conditions of the Construction Loan, and (B) the documents evidencing and securing the Construction Loan;

               (iii) all persons, including, without limitation, Seller, whose approval, in the reasonable judgment of Purchaser shall be required, shall have delivered written approvals of all items with respect to which such persons' approval is required under the terms of the documents evidencing and securing the Construction Loan; and

               (iv) all persons, including, without limitation, Seller, all homeowners' associations, all condominium associations, the declarants under all recorded homeowners' and condominium declarations, and the owner of the private roadways (the "Private Roadways") in the Development that provide access to and from the Properties and dedicated public rights-of-way, whose authorization, in the reasonable judgment of Purchaser, shall be required, shall have (A) irrevocably authorized in writing the grant of an irrevocable easement (the "Private Roadway Easement"), in form and substance reasonably acceptable to Purchaser and Seller, for the benefit of Purchaser, over the Private Roadways for the purposes of ingress and egress and movement of personnel, equipment, and materials to and from any of the Properties during such times as Purchaser shall engage in the development of any of the Properties, and (B) delivered the Private Roadway Easement, in recordable form, to Purchaser; and, for purposes of this Agreement, the Private Roadways shall include, without limitation, all of the following roadways on the Development, unless such roadways shall have become dedicated public rights-of-way: Meadow Parcel Roadway I (hereinafter defined), and the roadways providing access to the existing improvements which are subject to the Club Cottages Declaration (hereinafter defined.

Purchaser shall use its best efforts to satisfy the conditions precedent in this paragraph 3(a).

          (b) In addition to any other conditions precedent set forth in this Agreement to the obligations of Purchaser under this Agreement, the parties hereto hereby agree that the obligations of Purchaser under the terms of this Agreement are subject to the satisfaction of all of the following conditions precedent as of the Closing Date:

              (i)    Intentionally Omitted

              (ii) all persons, including, without limitation, Seller, all homeowners' associations, all condominium associations, the declarants under all recorded homeowners' and condominium declarations, and the owner of the Private Roadways (hereinafter defined), whose authorization, in the reasonable judgment of Purchaser, shall be required, shall have irrevocably, in writing, authorized Purchaser and its agents, employees, affiliates, contractors and subcontractors to construct, maintain and operate such facilities and structures, and to conduct such activities, as Purchaser shall determine are necessary, convenient or incidental to the construction, improvement, completion and sale of Units and related improvements on the Properties, including, without limitation, the construction, maintenance and operation of sales and construction trailers and offices, signs and model units, and the right to use Units as model residences, for offices for the sale of Units, and for related activities;

              (iii) all persons, including, without limitation, Seller, all homeowners' associations, all condominium associations, the declarants under all recorded homeowners' and condominium declarations, and the owner of the Private Roadways, whose approval, in the reasonable judgment of Purchaser, shall be required, shall have irrevocably approved in writing (A) all sales and construction activities of Purchaser and its agents, employees, affiliates, representatives, contractors and subcontractors in connection with the Properties; (B) all signs and advertising posters which Purchaser and its agents, employees, affiliates, representatives, contractors and subcontractors intend to use in connection with the development of the Properties; (C) the non-exclusive use by Purchaser and its agents, employees, affiliates and representatives of the names "Longleaf" and the "Club at Longleaf" in connection with the marketing and sale by Purchaser of Units on the Properties; (D) the recordation with respect to such portions of the Properties as Purchaser shall desire of condominium declarations, homeowners' declarations, or declarations of covenants, conditions and restrictions reasonably necessary to develop Units; and (E) the placement and location within the Development of all utilities, service lines and all appurtenances thereto necessary in order for Purchaser to develop the Properties;

              (iv) (A) Seller shall have obtained the Maples Amendment (hereinafter defined);

                     (B) the following agreements (herein together sometimes called the "Maples Agreements") shall be in full force and effect, and, except as set forth in the Maples Amendment, shall not have been modified, amended or changed in any way that is material and adverse to the rights of Purchaser under this Agreement, or terminated, without the prior written consent of Purchaser:

                         (I)   that certain Restated Contract (the "Restated
Contract"), dated March 23, 1990, between Seller and Maples Properties, Inc., a North Carolina corporation ("Maples"), as amended by that certain First Amendment to Restated Contract (the "Maples Modification"), dated January 1, 1991, between Seller and Maples (the Restated Contract, as amended by the Maples Modification, being herein sometimes called the "Maples Contract");

                         (II)  that certain Declaration (the "Golf Club
Declaration"), dated March 23, 1990, by and between Seller and Maples, recorded with the Recorder's Office on May 8, 1990 in book 719 at page 30; and

                         (III) that certain Easement of Enjoyment (the "Easement
of Enjoyment"), dated March 23, 1990, between Seller and Maples, recorded with the Recorder's Office on May 8, 1990 in book 719 at page 85; and

                         (IV)  the rules and regulations (the "Golf Club
Rules"), dated October 22, 1992, of the Club at Longleaf;

                     (C) no event of default shall exist under any of the Maples Agreements, as modified by the Maples Amendment; and no event shall have occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under any of the Maples Agreements, as modified by the Maples Amendment;

                     (D) all rights of Seller under the Maples Agreements, as modified by the Maples Amendment, shall be available to Purchaser;

                     (E) Purchaser shall have the right, under the Easement of Enjoyment, to convey not less than three hundred nineteen (319) easements of enjoyment to purchasers of Units in the Development; and

              (v) the Properties shall be free and clear of any mortgages, deeds of trust, liens or encumbrances other than the Acceptable Option Title Exceptions.

          (c) In addition to any other conditions precedent set forth in this Agreement to the obligations of Purchaser under this Agreement, the parties hereto hereby agree that the obligations of Purchaser under the terms of this Agreement are subject to the satisfaction of the following condition precedent as of forty-five days after the Closing Date: Provided that Purchaser shall have delivered to Seller, not more than thirty (30) days after the Effective Date, designs of the improvements (the "Proposed Improvements"), including Unit types, which Purchaser desires to construct on the Lots, all persons, including, without limitation, Seller, all homeowners' associations, all condominium associations, the declarants under all recorded homeowners' and condominium declarations, and all architectural review committees, whose approval is required with respect to the Proposed Improvements shall have delivered to Purchaser their irrevocable written approvals (other than building permits) (together the "Design Approvals") of the Proposed Improvements.

          (d) In addition to any other conditions precedent set forth in this Agreement to the obligations of Purchaser under this Agreement, the parties hereto hereby agree that the obligations of Purchaser under the terms of this Agreement are subject to the satisfaction of the following condition precedent within ten (10) days after the Closing Date: The owner of the Sales Center (hereinafter defined), Seller and Purchaser shall have entered into a written agreement (the "Sales Center Agreement"), in form and substance reasonably acceptable to Seller and Purchaser, for the use by Purchaser of the Sales Center in connection with the marketing and sale by Purchaser of Units and of the Properties and of the Seller's Lots (hereinafter defined).

          (e) In the event that any condition precedent to Purchaser's obligations under this Agreement, including, without limitation, any condition precedent set forth in the foregoing subparagraphs 3(a), 3(b), 3(c) or 3(d) shall not be timely satisfied in accordance with the terms of this Agreement, Purchaser shall give to Seller written notice reasonably describing the condition precedent which shall not have been timely satisfied by Seller in accordance with the terms of this Agreement. Seller shall have thirty (30) days from the receipt of such written notice to satisfy any condition precedent not satisfied. If, at the end of such thirty (30) day period, Seller shall have failed to satisfy such condition precedent, Purchaser may, at its election, either waive any such unsatisfied condition precedent, or terminate this Agreement; and, in the event Purchaser elects to terminate this Agreement, this Agreement shall become null and void, and the parties hereto shall have no further rights, obligations or liabilities under this Agreement [other than the obligations of Seller under subparagraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under subparagraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement].

          (f) Purchaser shall notify Seller in writing of the persons whose approval or authorization, in the reasonable judgment of Purchaser, is required under the provisions of subparagraphs 3(a) and 3(b) above. If

Purchaser shall not so identify such persons, Seller shall reasonably determine which persons' approvals and authorizations are required under said subparagraphs.

     4.   Conditions Precedent to Seller's Performance.
          --------------------------------------------

          (a) In addition to any other conditions precedent set forth in this Agreement to the obligations of Seller under this Agreement, the parties hereto hereby agree that the obligations of Seller under the terms of this Agreement are subject to the satisfaction of all of the following conditions precedent as of the Closing Date:

              (i) Seller shall have obtained from Maples an amendment to the Maples Contract (the "Maples Amendment") mutually acceptable to Seller and Purchaser clarifying that:

                     (A) No transfer fee is due to Maples in connection with the sale of a Unit by Purchaser to a Third-Party Buyer if a deed for such Unit and/or the property upon which such Unit is located shall have been previously delivered by Seller to Purchaser;

                     (B) No dues or fees are payable by Purchaser to Maples with respect to a Unit during the period that Purchaser owns such Unit if Purchaser shall relinquish its rights, as the owner of such Unit (but not of any other
Unit), to use the Golf Course Facilities during such time as Purchaser owns such Unit; and

              (ii) Purchaser shall have performed all of its obligations under the terms of the Interim Agreement, dated April 2, 1998, by and between Seller and Purchaser, as amended, a copy of which Interim Agreement is attached hereto as Exhibit O and made a part hereof.
   ---------

          (b) In addition to any other conditions precedent set forth in this Agreement to the obligations of Seller under this Agreement, the parties hereto hereby agree that the obligations of Seller under the terms of this Agreement are subject to the satisfaction of the following condition precedent: Whichever affiliate of Purchaser will act as the general contractor for Purchaser in connection with the construction of the Units shall be duly licensed and in good standing under the laws of the State of North Carolina at the time of performance of its duties as such general contractor.

          (c) In the event that any condition precedent to Seller"s obligations under this Agreement, including, without limitation, any condition precedent set forth in the foregoing subparagraph 4(a), shall not be timely satisfied in accordance with the terms of this Agreement, Seller shall give to Purchaser written notice reasonably describing the condition precedent which shall not have been timely satisfied by Purchaser in accordance with the terms of this Agreement. Purchaser shall have thirty (30) days from the receipt of such written notice to satisfy any condition precedent not satisfied. If, at the end of such thirty (30) day period, Purchaser shall have failed to satisfy such condition precedent, Seller may, at its election, either waive any such unsatisfied condition precedent, or terminate this Agreement; and, in the event Seller elects to terminate this Agreement, this Agreement shall become null and void, and the parties hereto shall have no further rights, obligations or liabilities under this Agreement [other than the obligations of Seller under paragraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under paragraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement].

     5.   Title Insurance at Closing.
          --------------------------

          (a) (i) At the Closing, Seller, at its sole cost and expense, shall deliver to Purchaser an owner's ALTA form B title insurance policy (the "Option Policy"), issued by Chicago Title Insurance Company (the "Title Insurer"), in the amount of Seven Million Two Hundred Seventy-Five Thousand dollars ($7,275,000), covering title to the Properties, showing Purchaser as the insured under the Options, showing title to the Properties in Seller subject only to the title exceptions shown on Exhibit P attached hereto and made a part hereof
                          ---------
(together the "Acceptable Option Title Exceptions") and the Option Memorandum; containing extended coverage over general exceptions 1 through 5 contained therein; containing an endorsement that each of the Existing Single-Family Lots has been legally subdivided and platted; containing an ALTA 3.0 zoning endorsement insuring that a Detached Unit can be constructed on each of the Existing Single-Family Lots; containing an endorsement that each of the Existing Single-Family Lots has unrestricted access to and from dedicated public rights-of-way; and containing an ALTA 3.0 zoning endorsement that each of the Magnolia Drive Parcel, the Fifteenth Hole Parcel, and each of the Undeveloped Multi-Family Tracts is zoned for residential use for single-family dwellings and/or multi-family dwellings; and containing an endorsement that the Magnolia Drive Parcel has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, dedicated public rights-of way; and containing an endorsement that the Fifteenth Hole Parcel and each of the Undeveloped Multi-Family Tracts has unrestricted access to and from dedicated public rights-of way; and containing an endorsement that any conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation by Seller of any of the Properties or any part thereof or any interest therein to any person other than Purchaser will be subject and subordinate to the right, title and interest of Purchaser under the Options; and containing an endorsement that each owner of a Unit shall have an easement of enjoyment under the Easement of Enjoyment to use the Golf Course Facilities (hereinafter defined) so long as such owner is a member in good standing of the golf club provided for in the Golf Club Declaration; and containing an endorsement that neither of the Golf Club Declaration nor the Easement of Enjoyment can be unilaterally modified, amended or revoked by Maples; and containing an endorsement that the Golf Course Facilities must be used in perpetuity as a golf club with related amenities.

              (ii) For purposes of this Agreement, where an endorsement to a title policy insures that a Lot has unrestricted access to and from a dedicated right-of-way or a Private Roadway, such access shall be deemed to be for vehicular and pedestrian access normally associated with the uses contemplated under this Agreement, including, but not limited to, access for construction and maintenance purposes.

              (iii) Whenever in this Agreement Seller is obligated to deliver any form of title policy deleting general exceptions 1 through 5, Seller shall not be obligated to obtain a new survey to remove a survey exception, whether as a general exception or otherwise.

          (b) If, on the Closing Date, the Title Insurer shall not be prepared to deliver to Purchaser the Option Policy, then Seller shall have a period of thirty (30) days after the Closing Date to cause Seller to issue the Option Policy, and the Closing Date shall be extended for such period; and if, at the end of such 30-day period, the Title Insurer shall not be prepared to issue the Option Policy, Purchaser shall have the right to terminate this Agreement, in which case the parties hereto shall have no further rights, obligations or liabilities under this Agreement [other than the obligations of Seller under paragraphs 11(a), 18(b) and 19(b) and 20(b) of this Agreement and the obligations of Purchaser under paragraphs 11(b), 12(b) and 18(d) and 19(c) of this Agreement].

     6.   Conveyance.    Seller shall convey the Lots to Purchaser by special
          ----------
warranty deeds in the form attached hereto as Exhibit Q and made a part hereof,
                                              ---------
which deed shall contain, inter alia, a grant of an easement of enjoyment in
                          ----- ----
favor of the Lots pursuant to the Easement of Enjoyment with respect to the Golf Course Facilities.

     7.   Zoning, Platting and Subdivision of the Magnolia Drive Parcel.
          -------------------------------------------------------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

              (i) "Magnolia Drive Parcel Development Notice" shall mean a written notice from Purchaser to Seller requesting the subdivision and platting by Seller of the Magnolia Drive Parcel.

              (ii) "Magnolia Drive Parcel Lots" shall mean the lots to be created by the subdivision and platting of the Magnolia Drive Parcel in accordance with the Magnolia Drive Parcel Site Plan (hereinafter defined).

              (iii) "Magnolia Park Declaration" shall mean that certain Longleaf Magnolia Park Declaration of Covenants, Conditions and Restrictions, dated January 9, 1995, made by Seller, recorded with the

Recorder's Office in book 1059 at page 186, as amended by the First Amendment Longleaf Magnolia Park Declaration of Covenants, Conditions and Restrictions, dated October 1, 1996, made by Seller, recorded with the Recorder's Office in book 1248 at page 328.

              (iv) "Magnolia Drive Parcel Development Notice Date" shall mean the date of the giving of the Magnolia Drive Parcel Development Notice.

          (b) Within fifteen (15) days after the Magnolia Drive Parcel Development Notice Date, Purchaser and Seller shall agree upon a final site plan (the "Magnolia Drive Parcel Site Plan") for the Magnolia Drive Parcel. The date of agreement by Purchaser and Seller to the Magnolia Drive Parcel Site Plan is herein sometimes called the "Magnolia Drive Parcel Site Plan Date."

          (c) Within sixty (60) days after the Magnolia Drive Parcel Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Magnolia Drive Parcel Plans") for the development of the Magnolia Drive Parcel in accordance with the Magnolia Drive Parcel Site Plan; provided, that in the event, within forty-five (45) days after the Magnolia Drive Parcel Site Plan Date, Seller shall deliver written notice to Purchaser requesting additional time to prepare the Magnolia Drive Parcel Plans, Seller shall be entitled to extend the delivery period by thirty (30) days. The period within which the Magnolia Drive Parcel Plans must be delivered to Purchaser is herein called the "Magnolia Drive Parcel Plan Delivery Period."

          (d) (i) For purposes of this Agreement, the "Magnolia Drive Parcel Completion Date" shall mean the earliest to occur of (A) one hundred twenty
(120) days after the date of delivery of the Magnolia Drive Parcel Plans, or (B) one hundred twenty (120) days after the expiration of the Magnolia Drive Parcel Plan Delivery Period, or (C) the date of completion of all of the conditions set forth in the following subparagraph (ii).

              (ii) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Magnolia Drive Parcel Plans or the expiration of the Magnolia Drive Parcel Plan Delivery Period, Seller, at its sole cost and expense, shall cause:

                   (A) all governmental authorities having jurisdiction over the development of the Magnolia Drive Parcel to approve the Magnolia Drive Parcel Site Plan;

                   (B) the Magnolia Drive Parcel to be subdivided and platted in accordance with the Magnolia Drive Parcel Site Plan;

                   (C) the zoning of the Magnolia Drive Parcel to permit the construction on each of the Magnolia Drive Parcel Lots of a detached single-family dwelling unit of a size at least as large as the minimum size permitted by the Magnolia Park Declaration;

                   (D) the amendment of the Magnolia Park Declaration by an amendment, in form and substance reasonably acceptable to Purchaser and Seller, that submits the Magnolia Drive Parcel Lots to the provisions of the Magnolia Park Declaration, and that ensures that the owners of the Magnolia Drive Parcel Lots have the same rights and obligations as the owners of all of the other lots which are subject to the Magnolia Park Declaration;

                   (E) the taking of such actions, in addition to those described in the preceding subparagraph (D), as shall be necessary to grant to the owners of the Magnolia Drive Parcel Lots unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Private Roadways (including, without limitation, Magnolia Drive), and unrestricted access to and from the Private Roadways (including, without limitation, Magnolia Drive) and dedicated public rights-of-way (including, without limitation, Knoll Road);

                   (F) the delivery to Purchaser of (I) a copy of the recorded plat of subdivision of the Magnolia Drive Parcel into the Magnolia Drive Parcel Lots, and (II) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over the Magnolia Drive Parcel to (a) the subdivision of the Magnolia Drive Parcel into the Magnolia Drive Parcel Lots and (b) the Magnolia Drive Parcel Site Plan;

                   (G) the delivery to Purchaser of a copy of all ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over the Magnolia Drive Parcel to the zoning of each of the Magnolia Drive Parcel Lots for the construction thereon of a detached single-family dwelling unit of a size at least as large as the minimum size permitted by the Magnolia Park Declaration; and

                   (H) the delivery to Purchaser of an endorsement (the "Magnolia Drive Parcel Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to the Magnolia Drive Parcel set forth above in this paragraph 7, and containing no changes to the Option Policy other than (I) the substitution of the Magnolia Drive Parcel Lots for the Magnolia Drive Parcel on Schedule A of the Option Policy, (II) the changes permitted by the Fifteenth Hole Parcel Endorsement (hereinafter defined), (III) the changes permitted by the Meadow Parcel-Phase II Endorsement (hereinafter defined), (IV) the changes permitted by the Meadow Parcel-Phase III Endorsement (hereinafter defined), (V) the changes permitted by the Meadow Parcel-Phase IV Endorsement (hereinafter defined), (VI) the changes permitted by the Area F Parcel Endorsements (hereinafter defined), (VI) the changes permitted by the Club Cottages Parcel Endorsements (hereinafter defined), (VIII) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (IX) the addition of an endorsement insuring that each of the Magnolia Drive Parcel Lots has been legally subdivided and platted, (X) the addition of an ALTA 3.0 zoning endorsement insuring that a detached single-family dwelling unit of a size at least as large as the minimum size permitted by the Magnolia Park Declaration can be constructed on each of the Magnolia Drive Parcel Lots, and (XI) the addition of an endorsement insuring that each of the Magnolia Drive Parcel Lots has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, dedicated public rights-of-way (including, without limitation, Magnolia Drive and Knoll Road).

          (e) Within seventy-five (75) days after the Magnolia Drive Parcel Completion Date, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete, all such actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Magnolia Drive Parcel Lots.

     8.   Zoning, Platting and Subdivision of the Fifteenth Hole Parcel.
          -------------------------------------------------------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

              (i) "Fifteenth Hole Parcel Development Notice" shall mean a written notice from Purchaser to Seller requesting the subdivision and platting by Seller of the Fifteenth Hole Parcel, which notice may request that Seller submit the Fifteenth Hole Single-Family Lots (hereinafter defined), if any, requested in the notice to the terms and provisions of the Patio Homes "G" Declaration (hereinafter defined).

              (ii) "Fifteenth Hole Parcel Single-Family Lots" shall mean the single-family residential lots to be created by the subdivision and platting of the Fifteenth Hole Parcel in accordance with the Fifteenth Hole Parcel Site Plan (hereinafter defined).

              (iii) "Fifteenth Hole Parcel Accessways" shall mean the roadways to be created by the subdivision and platting of the Fifteenth Hole Parcel in accordance with the Fifteenth Hole Parcel Site Plan.

              (iv) "Patio Homes 'G' Declaration" shall mean that certain Longleaf Patio Homes "G" Declaration of Covenants, Conditions and Restrictions, dated January 24, 1994, made by Seller, recorded in the

Recorder's Office on February 3, 1994 in book 977 at page 318, as amended by the First Amendment to Declaration of Covenants, Conditions and Restrictions of Longleaf Patio Homes 'G,' dated May 31, 1994, made by Seller, recorded in the Recorder's Office on July 15, 1994 in book 1017 at page 20.

              (v) "Fifteenth Hole Parcel Development Notice Date" shall mean the date of the giving of the Fifteenth Hole Parcel Development Notice.

          (b) Within fifteen (15) days after the Fifteenth Hole Parcel Development Notice Date, Purchaser and Seller shall agree upon a final site plan (the "Fifteenth Hole Parcel Site Plan") for the Fifteenth Hole Parcel. The date of agreement by Purchaser and Seller to the Fifteenth Hole Parcel Site Plan is herein sometimes called the "Fifteenth Hole Parcel Site Plan Date."

          (c) Within sixty (60) days after the Fifteenth Hole Parcel Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Fifteenth Hole Parcel Plans") for the development of the Fifteenth Hole Parcel in accordance with the Fifteenth Hole Parcel Site Plan; provided, that in the event, within forty-five (45) days after the Fifteenth Hole Parcel Site Plan Date, Seller shall deliver written notice to Purchaser requesting additional time to prepare the Fifteenth Hole Parcel Plans, Seller shall be entitled to extend the delivery period by thirty (30) days. The period within which the Fifteenth Hole Parcel Plans must be delivered to Purchaser is herein called the "Fifteenth Hole Parcel Plan Delivery Period."

          (d) (i)   For purposes of this Agreement, the "Fifteenth Hole Parcel
Completion Date" shall mean the earliest to occur of (A) one hundred twenty
(120) days after the delivery of the Fifteenth Hole Parcel Plans, or (B) one hundred twenty (120) days after the expiration of the Fifteenth Hole Parcel
Plan Delivery Period, or (C) the date of completion of all of the conditions set forth in the following subparagraph (ii).

              (ii) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Fifteenth Hole Parcel Plans or the expiration of the Fifteenth Hole Parcel Plan Delivery Period, Seller, at its sole cost and expense, shall cause:

                    (A) all governmental authorities having jurisdiction over the development of the Fifteenth Hole Parcel to approve the Fifteenth Hole Parcel Site Plan;

                    (B) the Fifteenth Hole Parcel to be subdivided and platted in accordance with the Fifteenth Hole Parcel Site Plan;

                    (C) the zoning of the Fifteenth Hole Parcel to permit the construction on each of the Fifteenth Hole Parcel Single-Family Lots of a detached single-family dwelling unit of a size at least as large as the minimum size permitted by the Patio Homes 'G' Declaration;

                    (D) if Purchaser shall have requested that Seller submit the Fifteenth Hole Parcel Single-Family Lots to the terms and provisions of the Patio Homes "G" Declaration, the amendment of the Patio Homes "G" Declaration by an amendment, in form and substance reasonably acceptable to Purchaser, that submits the Fifteenth Hole Parcel Single-Family Lots and the Fifteenth Hole Parcel Accessways to the provisions of the Patio Homes "G" Declaration, and that ensures the owners of the Fifteenth Hole Parcel Single-Family Lots have the same rights and obligations as the owners of all of the other lots which are subject to the Patio Homes 'G' Declaration;

                    (E) the taking of such actions, in addition to those described in the preceding subparagraph (D), as shall be necessary to grant to the owners of the Fifteenth Hole Parcel Single-Family Lots unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Fifteenth Hole Parcel Accessways, and unrestricted access to and from the Fifteenth Hole Parcel Accessways and Knoll Road, and unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Private Roadways;

                    (F) the amendment, in form and substance reasonably acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to the Fifteenth Hole Parcel Accesssways;

                    (G) the delivery to Purchaser of (I) a copy of the recorded plat of subdivision of the Fifteenth Hole Parcel into the Fifteenth Hole Parcel Single-Family Lots and the Fifteenth Hole Parcel Accessways, and (II) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over the Fifteenth Hole Parcel to (a) the subdivision of the Fifteenth Hole Parcel into the Fifteenth Hole Parcel Single-Family Lots and the Fifteenth Hole Parcel Accessways and (b) the Fifteenth Hole Parcel Site Plan;

                    (H) the delivery to Purchaser of a copy of all ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over the Fifteenth Hole Parcel to the zoning of the Fifteenth Hole Parcel Single-Family Lots for the construction thereon of dwelling units at least as large as the minimum size permitted by the Patio Home 'G' Declaration; and

                    (I) the delivery to Purchaser of an endorsement (the "Fifteenth Hole Parcel Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to the Fifteenth Hole Parcel set forth above in this paragraph 8, and containing no changes to the Option Policy other than (I) the substitution of the Fifteenth Hole Parcel Single-Family Lots for the Fifteenth Parcel on Schedule A of the Option Policy, (II) the changes permitted by the Magnolia Drive Parcel Endorsement, (III) the changes permitted by the Meadow Parcel-Phase II Endorsement, (IV) the changes permitted by the Meadow Parcel-Phase III Endorsement, (V) the changes permitted by the Meadow Parcel-Phase IV Endorsement, (VI) the changes permitted by the Area F Parcel Endorsements, (VII) the changes permitted by the Club Cottages Parcel Endorsements, (VIII) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (IX) the addition of an endorsement insuring that each of the Fifteenth Hole Parcel Lots has been legally subdivided and platted, (X) the addition of an ALTA 3.0 zoning endorsement insuring that a detached single-family dwelling unit of a size at least as large as the minimum size permitted by the Patio Homes 'G' Declaration can be constructed on each of the Fifteenth Hole Parcel Single-Family Lots, (XI) the addition of an endorsement insuring that each of the Fifteenth Hole Parcel Single-Family Lots has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Fifteenth Hole Parcel Accessways, and unrestricted access to and from the Fifteenth Hole Parcel Accessways and Knoll Road, and unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Private Roadways, and (XII) the addition of an endorsement insuring the rights of Purchaser under the Private Roadway Easement with respect to the Fifteenth Hole Parcel Accessways.

          (e) Within seventy-five (75) days after the Fifteenth Hole Parcel Completion Date, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete, the following:

               (i) all such actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Fifteenth Hole Parcel Single-Family Lots; and

               (ii) the construction of the Fifteenth Hole Parcel Accessways, which shall be of the same quality and type as the Private Roadways.

     9.   Zoning, Platting and Subdivision of the Undeveloped Multi-Family
          ----------------------------------------------------------------
          Tracts.
          ------

          (a)  Meadow Parcel-Phase II.
               ----------------------

               (i) For purposes of this Agreement, the following terms shall have the following meanings:

                    (A) "Meadow Parcel-Phase II" shall mean the real estate outlined on Exhibit G-2 attached hereto and made a part hereof.
            -----------

                    (B) "Meadow Parcel-Phase II Plan A" shall mean a site plan which shows Meadow Parcel-Phase II subdivided into five multi-family lots that substantially reflect the proposed location of buildings as shown on Exhibit G-2
                                                                     -----------
attached hereto.

                    (C) "Meadow Parcel-Phase II Notice" shall mean a written notice from Purchaser to Seller requesting the subdivision and platting by Seller of Meadow Parcel-Phase II, which notice shall indicate whether or not Purchaser desires that Meadow Parcel-Phase II be subdivided in accordance with Meadow Parcel-Phase II Plan A.

                    (D) "Meadow Parcel-Phase II Notice Date" shall mean the date of the giving of the Meadow Parcel-Phase II Notice.

                    (E) "Meadow Parcel-Phase II Lots" shall mean the lots to be created by the subdivision and platting of Meadow Parcel-Phase II in accordance with the Meadow Parcel-Phase II Site Plan (hereinafter defined).

                    (F) "Meadow Parcel-Phase II Site Plan" shall mean the following:

                         (I)   If the Meadow Parcel-Phase II Notice shall
request the subdivision and platting of Meadow Parcel-Phase II substantially in accordance with Meadow Parcel-Phase II Plan A, the "Meadow Parcel-Phase II Site Plan" shall mean a site plan substantially in accordance with Meadow Parcel-Phase II Plan A.

                         (II)  If the Meadow Parcel-Phase II Notice shall
request the subdivision and platting of Meadow Parcel-Phase II other than substantially in accordance with Meadow Parcel-Phase II Plan A, the "Meadow Parcel-Phase II Site Plan" shall mean the Alternate Meadow Parcel-Phase II Site Plan (hereinafter defined).

                    (G) "Meadow Villas Declaration" shall mean that certain Meadow Villas Declaration of Condominium, dated September 11, 1997, made by Seller, recorded with the Recorder's Office in book 1322 at page 381.

                    (H) "Meadow Parcel-Phase II Completion Date" shall mean the following:

                         (I)  If the Meadow Parcel-Phase II Notice shall request
the subdivision and platting of Meadow Parcel-Phase II substantially in accordance with Meadow Parcel-Phase II Plan A, the "Meadow Parcel-Phase II Completion Date" shall be thirty (30) days after the Meadow Parcel-Phase II Notice Date.

                         (II) If the Meadow Parcel-Phase II Notice shall request
the subdivision and platting of Meadow Parcel-Phase II other than in accordance with Meadow Parcel-Phase II Plan A, the "Meadow Parcel-Phase II Completion Date" shall be the earliest to occur of (a) one hundred fifty (150) days after the date of delivery of the Alternate Meadow Parcel-Phase II Plans (hereinafter defined), or (b) one hundred fifty (150) days after the expiration of the Alternate Meadow Parcel-Phase II Plan Delivery Period (hereinafter defined), or
(c) the date of completion of all of the conditions set forth in subparagraph 9(a)(iii) of this Agreement.

              (ii) If the Meadow Parcel-Phase II Notice shall request the subdivision and platting of Meadow Parcel-Phase II other than in accordance with Meadow Parcel-Phase II Plan A, then:

                    (A) within fifteen (15) days after the Meadow Parcel-Phase II Notice Date, Seller and Purchaser shall agree upon a final site plan (the "Alternate Meadow Parcel-Phase II Site Plan") for Meadow Parcel-Phase II (the date of agreement by Purchaser and Seller to the Alternate Meadow Parcel-Phase II Site Plan being herein sometimes called the "Alternate Meadow Parcel-Phase II Site Plan Date"); and

                    (B) within sixty (60) days after the Alternative Meadow Parcel-Phase II Site Plan Date, Seller will deliver to Purchaser plans and plats (the "Alternate Meadow Parcel-Phase II Plans") for the development of Meadow Parcel-Phase II in accordance with the Alternative Meadow Parcel-Phase II Site Plan; provided, that in the event, within forty-five (45) days after the Alternate Meadow Parcel-Phase II Site Plan Date, Seller shall deliver written notice to Purchaser requesting additional time to prepare the Alternate Meadow Parcel-Phase II Plans, Seller shall be entitled to extend the delivery period by thirty (30) days (the period within which the Alternate Meadow Parcel-Phase II Plans must be delivered to Purchaser being herein called the "Alternate Meadow Parcel-Phase II Plan Delivery Period").

              (iii) On or before the Meadow Parcel-Phase II Completion Date, Seller, at its sole cost and expense, shall cause:

                    (A) Meadow Parcel-Phase II to be subdivided and platted in accordance with the Meadow Parcel-Phase II Site Plan;

                    (B) the zoning of Meadow Parcel-Phase II to permit the construction on each of the Meadow Parcel-Phase II Lots of attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase II Site Plan;

                    (C) sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities to be available at the boundary of each of the Meadow Parcel-Phase II Lots;

                    (D) the amendment of the Meadow Villas Declaration by an amendment, in form and substance reasonably acceptable to Purchaser, that submits the Meadow Parcel-Phase II Lots to the provisions of the Meadow Villas Declaration, and that ensures that the owners of the Meadow Parcel-Phase II Lots have the same rights and obligations as the owners of all of the other lots which are subject to the Meadow Villas Declaration;

                    (E) the taking of such actions, in addition to those described in the preceding subparagraph (D), as shall be necessary to grant to the owners of the Meadow Parcel-Phase II Lots unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the roadway ("Meadow Parcel Roadway I") outlined on Exhibit G-3 attached hereto and
                                                -----------
made a part hereof, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way;

                    (F) the amendment, in form and substance reasonably acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to Meadow Parcel Roadway I;

                    (G) the delivery to Purchaser of (I) a copy of the recorded plat of subdivision of Meadow Parcel-Phase II showing the subdivision of Meadow Parcel-Phase II into the Meadow Parcel-Phase II Lots, and (II) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to the subdivision of Meadow Parcel-Phase II into the Meadow Parcel-Phase II Lots;

                    (H) the delivery to Purchaser of a copy of all ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to the zoning of each of the

Meadow Parcel Lots for the construction thereon of attached residential dwelling units of the number and size set forth in the Meadow Parcel-Phase II Site Plan; and

                    (I) the delivery to Purchaser of an endorsement (the "Meadow Parcel-Phase II Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to Meadow Parcel-Phase II set forth above in this subparagraph 8(a), and containing no changes to the Option Policy other than (I) the substitution of the Meadow Parcel-Phase II Lots for Meadow Parcel-Phase II on Schedule A of the Option Policy, (II) the changes permitted by all Area F Parcel Endorsements, (III) the changes permitted by the Club Cottages Parcel Endorsements, (IV) the changes permitted by the Magnolia Drive Parcel Endorsement, (V) the changes permitted by the Fifteenth Hole Parcel Endorsement,
(VI) the changes permitted by the Meadow Parcel-Phase III Endorsement (hereinafter defined), (VII) the changes permitted by the Meadow Parcel-Phase IV Endorsement (hereinafter defined), (VIII) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (IX) the addition of an endorsement insuring that each of the Meadow Parcel-Phase II Lots has been legally subdivided and platted, (X) the addition of an ALTA 3.0 zoning endorsement insuring that attached residential dwelling units of the number and size set forth in the Meadow Parcel-Phase II Site Plan can be constructed on each of the Meadow Parcel-Phase II Lots, (XI) the addition of an endorsement insuring that each of the Meadow Parcel-Phase II Lots has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, Meadow Parcel Roadway I, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way, and (XII) the addition of an endorsement insuring the rights of Purchaser under the Private Roadway Easement with respect to Meadow Parcel Roadway I; and

                    (J) all governmental authorities having jurisdiction over the development of the Meadow Parcel-Phase III to approve the Meadow Parcel-Phase III Site Plan.

          (b)  Meadow Parcel-Phase III.
               -----------------------

               (i) For purposes of this Agreement, the following terms shall have the following meanings:

                    (A) "Meadow Parcel-Phase III" shall mean the real estate outlined on Exhibit G-4 attached hereto and made a part hereof.
            -----------
                    (B) "Meadow Parcel-Phase III Notice" shall mean a written notice from Purchaser to Seller requesting the subdivision and platting by Seller of Meadow Parcel-Phase III.

                    (C) "Meadow Parcel-Phase III Notice Date" shall mean the date of the giving of the Meadow Parcel-Phase III Notice.

                    (D) "Meadow Parcel-Phase III Lots" shall mean the lots to be created by the subdivision and platting of Meadow Parcel-Phase III in accordance with the Meadow Parcel-Phase III Site Plan (hereinafter defined).

                    (E) "Meadow Parcel-Phase III Accessways" shall mean the roadways to be created by the subdivision and platting of Meadow Parcel-Phase III in accordance with the Meadow Parcel-Phase III Site Plan, which roadways shall provide access to and from the Meadow Parcel-Phase III Lots and Meadow Parcel Roadway I.

               (ii) Within fifteen (15) days after the Meadow Parcel-Phase III Notice Date, Seller and Purchaser shall agree upon a final site plan (the "Meadow Parcel-Phase III Site Plan") for Meadow Parcel-Phase III (the date of agreement by Purchaser and Seller to the Meadow Parcel-Phase III Site Plan being herein called the "Meadow Parcel-Phase III Site Plan Date").

               (iii) Within sixty (60) days after the Meadow Parcel-Phase III Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Meadow Parcel-Phase III Plans") for the development of Meadow Parcel-Phase III in accordance with the Meadow Parcel-Phase III Site Plan; provided, that in the event, within the first forty-five (45) days of such sixty-day period, Seller shall deliver written notice to Purchaser requesting additional time to prepare the Meadow Parcel-Phase III Plans, Seller shall be entitled to extend the 60-day delivery period for the Meadow Parcel-Phase III Plans by thirty (30) days; further provided, that Purchaser may not deliver the Meadow Parcel-Phase III Notice until Purchaser shall have closed the purchase from Seller of at least fifty percent (50%) of the Meadow Parcel-Phase II Lots and Seller shall have received the purchase price therefor, and all sums due to Maples or Seller with respect to such Meadow Parcel-Phase II Lots under subparagraph 1(g) of this Agreement shall have been paid. The period within which the Meadow Parcel-Phase III Plans must be delivered to Purchaser is herein called the "Meadow Parcel-Phase III Plan Delivery Period."

               (iv) (A) For purposes of this Agreement, the "Meadow Parcel-Phase III Completion Date" shall mean the earliest to occur of (I) one hundred twenty (120) days after the delivery of the Meadow Parcel-Phase III Plans, or
(II) one hundred twenty (120) days after the expiration of the Meadow Parcel-Phase III Plan Delivery Period, or (III) the date of completion of all of the conditions set forth in the following subparagraph (B).

                     (B) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Meadow Parcel-Phase III Plans or the expiration of the Meadow Parcel-Phase III Plan Delivery Period, Seller, at its sole cost and expense shall cause:

                          (I)   all governmental authorities having jurisdiction
over the development of Meadow Parcel-Phase III to approve the Meadow Parcel-Phase III Site Plan;

                          (II)  Meadow Parcel-Phase III to be subdivided and
platted in accordance with the Meadow Parcel-Phase III Site Plan;

                          (III) the zoning of Meadow Parcel-Phase III to permit
the construction on each of the Meadow Parcel-Phase III Lots of attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase III Site Plan;

                          (IV)  the amendment of the Meadow Villas Declaration
by an amendment, in form and substance reasonably acceptable to Purchaser, that submits the Meadow Parcel-Phase III Lots and the Meadow Parcel-Phase III Accessways to the provisions of the Meadow Villas Declaration, and ensures that the owners of the Meadow Parcel-Phase III Lots have the same rights and obligations as the owners of all of the other lots which are subject to the Meadow Villas Declaration;

                          (V)   the taking of such actions, in addition to those
described in the preceding subparagraph (IV), as shall be necessary to grant to the owners of the Meadow Parcel-Phase III Lots unrestricted access to and from the Meadow Parcel-Phase III Lots and the Meadow Parcel-Phase III Accessways, and unrestricted use of the Meadow Parcel-Phase III Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Meadow Parcel-Phase III Accessways and Meadow Parcel Roadway I, and unrestricted use of Meadow Parcel Roadway I for pedestrian and vehicular ingress and egress, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way;

                          (VI)  the amendment, in form and substance reasonably
acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to the Meadow Parcel-Phase III Accessways;

                         (VII)  the delivery to Purchaser of (a) a copy of the
recorded plat of subdivision of Meadow Parcel-Phase III showing the subdivision of Meadow Parcel-Phase III in accordance with the Meadow Parcel-Phase III Site Plan, and (b) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to (1) the subdivision of Meadow Parcel-Phase III in accordance with the Meadow Parcel-Phase III Site Plan, and (2) the Meadow Parcel-Phase III Site Plan;

                         (VIII) the delivery to Purchaser of a copy of all
ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to the zoning of each of the Meadow Parcel-Phase III Lots for the construction thereon of attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase III Site Plan; and

                         (IX)   the delivery to Purchaser of an endorsement (the
"Meadow Parcel-Phase III Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to Meadow Parcel-Phase III set forth above in this subparagraph 8(b), and containing no changes to the Option Policy other than (a) the substitution of the Meadow Parcel-Phase III Lots for Meadow Parcel-Phase III on Schedule A of the Option Policy, (b) the changes permitted by the Area F Parcel Endorsements, (c) the changes permitted by the Club Cottages Parcel Endorsements, (d) the changes permitted by the Magnolia Drive Parcel Endorsement, (e) the changes permitted by the Fifteenth Hole Parcel Endorsement,
(f) the changes permitted by the Meadow Parcel-Phase II Endorsement, (g) the changes permitted by the Meadow Parcel-Phase IV Endorsement, (h) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (i) the addition of an endorsement insuring that each of the Meadow Parcel-Phase III Lots has been legally subdivided and platted, (j) the addition of an ALTA 3.0 zoning endorsement insuring that attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase III Site Plan can be constructed on each of the Meadow Parcel-Phase III Lots, (k) the addition of an endorsement insuring that each of the Meadow Parcel-Phase III Lots has unrestricted access to and from the Meadow Parcel-Phase III Accessways, and unrestricted use of the Meadow Parcel-Phase III Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, Meadow Parcel Roadway I, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way, and (l) the addition of an endorsement insuring that the rights of Purchaser under the Private Roadway Easement extend to the Meadow Parcel-Phase III Accessways.

               (v) Within seventy-five (75) days after the Meadow Parcel-Phase III Completion Date, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete, the following:

                    (A) all actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Meadow Parcel-Phase III Lots; and

                    (B) the construction of the Meadow Parcel-Phase III Accessways, which shall be of the same quality and type as the Private Roadways.

          (c)  Meadow Parcel-Phase IV.
               ----------------------

               (i) For purposes of this Agreement, the following terms shall have the following meanings:

                    (A) "Meadow Parcel-Phase IV" shall mean the real estate outlined on Exhibit G-5 attached hereto and made a part hereof.
            -----------

                      (B) "Meadow Parcel-Phase IV Notice" shall mean a written notice from Purchaser to Seller requesting the subdivision and platting by Seller of Meadow Parcel-Phase IV.

                      (C) "Meadow Parcel-Phase IV Notice Date" shall mean the date of the giving of the Meadow Parcel-Phase IV Notice.

                      (D) "Meadow Parcel-Phase IV Lots" shall mean the lots to be created by the subdivision and platting of Meadow Parcel-Phase IV in accordance with the Meadow Parcel-Phase IV Site Plan (hereinafter defined).

                      (E) "Meadow Parcel-Phase IV Accessways" shall mean the roadways to be created by the subdivision and platting of Meadow Parcel-Phase IV in accordance with the Meadow Parcel-Phase IV Site Plan, which roadways shall provide access to and from the Meadow Parcel-Phase IV Lots and the Meadow Parcel-Phase III Accessways.

                      (G) Meadow Parcel-Phase II, Meadow Parcel-Phase III and Meadow Parcel-Phase IV are herein together sometimes called the "Meadow Parcel Phases" or individually a "Meadow Parcel Phase."

                      (H) The Meadow Parcel-Phase II Lots, the Meadow Parcel-Phase III Lots and the Meadow Parcel-Phase IV Lots are herein together sometimes called the "Meadow Parcel Lots" or individually a "Meadow Parcel Lot."

                      (I) The Meadow Parcel-Phase III Accessways and the Meadow Parcel-Phase IV Accessways are herein together sometimes called the "Meadow Parcel Accessways" or individually a "Meadow Parcel Accessway."

               (ii) Within fifteen (15) days after the Meadow Parcel-Phase IV Notice Date, Seller and Purchaser shall agree upon a final site plan (the "Meadow Parcel-Phase IV Site Plan") for Meadow Parcel-Phase IV (the date of agreement by Purchaser and Seller to the Meadow Parcel-Phase IV Site Plan being herein called the "Meadow Parcel-Phase IV Site Plan Date").

               (iii) Within sixty (60) days after the Meadow Parcel-Phase IV Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Meadow Parcel-Phase IV Plans") for the development of Meadow Parcel-Phase IV in accordance with the Meadow Parcel-Phase IV Site Plan; provided, that in the event, within the first forty-five (45) days of such sixty-day period, Seller shall deliver written notice to Purchaser requesting additional time to prepare the Meadow Parcel-Phase IV Plans, Seller shall be entitled to extend the 60-day delivery period for the Meadow Parcel-Phase IV Plans by thirty (30) days; further provided, that Purchaser may not deliver the Meadow Parcel-Phase IV Notice until Purchaser shall have (A) closed the purchase from Seller of at least fifty percent (50%) of the Meadow Parcel-Phase II Lots and Seller shall have received the purchase price therefor, and all sums due to Maples or Seller with respect to such Meadow Parcel-Phase II Lots under subparagraph 1(g) of this Agreement shall have been paid, and (B) closed the purchase from Seller of at least fifty percent (50%) of the Meadow Parcel-Phase III Lots and Seller shall have received the purchase price therefor, and all sums due to Maples or Seller with respect to such Meadow Parcel-Phase III Lots under subparagraph 1(g) of this Agreement shall have been paid. The period within which the Meadow Parcel-Phase IV Plans must be delivered to Purchaser is herein called the "Meadow Parcel-Phase IV Plan Delivery Period."

               (iv) (A) For purposes of this Agreement, the "Meadow Parcel-Phase IV Completion Date" shall mean the earliest to occur of (I) one hundred twenty (120) days after the delivery of the Meadow Parcel-Phase IV Plans, or
(II) one hundred twenty (120) days after the expiration of the Meadow Parcel-Phase IV Plan Delivery Period, or (III) the date of completion of all of the conditions set forth in the following subparagraph (B).

                    (B) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Meadow Parcel-Phase IV Plans or the expiration of the Meadow Parcel-Phase IV Plan Delivery Period, Seller, at its sole cost and expense, shall cause:

                         (I)    all governmental authorities having jurisdiction
over the development of Meadow Parcel-Phase IV to approve the Meadow Parcel-Phase IV Site Plan;

                         (II)   Meadow Parcel-Phase IV to be subdivided and
platted in accordance with the Meadow Parcel-Phase IV Site Plan;

                         (III)  the zoning of Meadow Parcel-Phase IV to permit
the construction on each of the Meadow Parcel-Phase IV Lots of attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase IV Site Plan;

                         (IV)   the amendment of the Meadow Villas Declaration
by an amendment, in form and substance reasonably acceptable to Purchaser, that submits the Meadow Parcel-Phase IV Lots and the Meadow Parcel-Phase IV Accessways to the provisions of the Meadow Villas Declaration, and that ensures that the owners of the Meadow Parcel-Phase IV Lots have the same rights and obligations as the owners of all of the other lots which are subject to the Meadow Villas Declaration;

                         (V)    the taking of such actions, in addition to those
described in the preceding subparagraph (IV), as shall be necessary to grant to the owners of the Meadow Parcel-Phase IV Lots unrestricted access to and from the Meadow Parcel-Phase IV Lots and the Meadow Parcel-Phase IV Accessways, and unrestricted use of the Meadow Parcel-Phase IV Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Meadow Parcel-IV Accessways and the Meadow Parcel-III Accessways, and unrestricted use of the Meadow Parcel-Phase III Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Meadow Parcel-Phase III Accessways and Meadow Parcel Roadway I, and unrestricted use of Meadow Parcel Roadway I for pedestrian and vehicular ingress and egress, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way;

                         (VI)   the amendment, in form and substance reasonably
acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to the Meadow Parcel-Phase IV Accessways;

                         (VII)  the delivery to Purchaser of (a) a copy of the
recorded plat of subdivision of Meadow Parcel-Phase IV showing the subdivision of Meadow Parcel-Phase IV in accordance with the Meadow Parcel-Phase IV Site Plan, and (b) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to (1) the subdivision of Meadow Parcel-Phase IV in accordance with the Meadow Parcel-Phase IV Site Plan, and (2) the Meadow Parcel-Phase IV Site Plan;

                         (VIII) the delivery to Purchaser a copy of all
ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over the Meadow Parcel to the zoning of each of the Meadow Parcel-Phase IV Lots for the construction thereon of attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase IV Site Plan; and

                         (IX)   the delivery to Purchaser of an endorsement (the
"Meadow Parcel-Phase IV Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to Meadow Parcel-Phase IV set forth above in this subparagraph 8(c), and containing no changes to the Option Policy other than (a) the substitution of the Meadow Parcel-Phase IV Lots for Meadow Parcel-Phase IV on Schedule A of the Option Policy, (b) the changes permitted by the Area F Parcel Endorsements, (c) the changes permitted by the Club Cottages Parcel Endorsements, (d) the changes permitted by the Magnolia Drive Parcel Endorsement, (e) the changes permitted by the Fifteenth Hole Parcel Endorsement, (f) the changes permitted by the Meadow Parcel-Phase II Endorsement, (g) the changes permitted by the Meadow Parcel-Phase III Endorsement, (h) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (i) the addition of an endorsement insuring that each of the Meadow Parcel-Phase IV Lots has been legally subdivided and platted, (j) the addition of an ALTA 3.0 zoning endorsement insuring that attached residential dwelling units of a number and size set forth in the Meadow Parcel-Phase IV Site Plan can be constructed on each of the Meadow Parcel-Phase IV Lots, (k) the addition of an endorsement insuring that each of the Meadow Parcel-Phase IV Lots has unrestricted access to and from the Meadow Parcel-Phase IV Accessways, and unrestricted use of the Meadow Parcel-Phase IV Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Meadow Parcel IV Accessways and the Meadow Parcel-Phase III Accessways, and unrestricted use of the Meadow Parcel-Phase III Accessways for pedestrian and vehicular ingress and egress, and unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, Meadow Parcel Roadway I, and unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, and unrestricted use of the Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way, and (l) the addition of an endorsement insuring that the rights of Purchaser under the Private Roadway Easement extend to the Meadow Parcel-Phase IV Accessways.

               (v) Within seventy-five (75) days after the Meadow Parcel-Phase IV Completion Date, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete, the following:

                    (A) all actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Meadow Parcel-Phase IV Lots; and

                    (B) the construction of the Meadow Parcel-Phase IV Accessways, which shall be of the same quality and type as the Private Roadways.

          (d)  Area F Parcel
               -------------

               (i) For purposes of this Agreement, the following terms shall have the following meanings:

                    (A) "Area F Parcel Notice" shall mean a written notice from Purchaser to Seller setting forth the uses and site plan desired by Purchaser with respect to a portion of the Area F Parcel. Any Area F Parcel Notice may include a request that the Area F Parcel Lots and the Area F Parcel Accessways in the portion of the Area F Parcel described in such Area F Parcel Notice be submitted to the Single-Family Declaration.

                    (B) "Area F Parcel Notice Date" shall mean the date of the giving of an Area F Parcel Notice.

                    (C) "Area F Parcel Lots" shall mean the lots to be created by the subdivision and platting of the Area F Parcel in accordance with the Area F Parcel Site Plans (hereinafter defined).

                    (D) "Area F Parcel Accessways" shall mean the roadways to be created by the subdivision and platting of the Area F Parcel in accordance with the Area F Parcel Site Plans, which roadways shall provide access to and from the Area F Parcel Lots and Knoll Road, a dedicated public right-of-way.

                    (E) "Area F Parcel Phase" shall mean a portion of the Area F Parcel with respect to which Seller and Purchaser shall agree upon an Area F Parcel Site Plan.

                    (F) "Single-Family Declaration" shall mean that certain Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated March 1, 1991, made by Seller, and recorded with the Recorder's Office in book 767 at page 296, as amended by that certain First Amendment Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated April 16, 1993, and recorded in the Recorder's Office in book 905 at page 481, and as amended by that certain Second Amendment to Declaration - Longleaf Single-Family, dated June 1, 1994, and recorded in the Recorder's Office in book 1017 at page 22, and as amended by that certain Third Amendment Longleaf Single Family Declaration of Covenants, Conditions and Restrictions, dated August 28, 1995, and recorded in the Recorder's Office in book 1110 at page 319.

               (ii) It is contemplated that the Area F Parcel will be developed in phases. Within fifteen (15) days after an Area F Parcel Notice Date, Purchaser and Seller shall agree upon a final site plan (an "Area F Parcel Site Plan") for the portion of the Area F Parcel described in the subject Area F Parcel Notice (or such adjusted portion of the Area F Parcel as Purchaser and Seller shall agree), and shall agree upon the Minimum Release Price with respect to each of the Lots shown on such Area F Site Plan. The date of agreement by Purchaser and Seller to an Area F Parcel Site Plan is herein sometimes called an "Area F Parcel Site Plan Date. "

               (iii) Within sixty (60) days after an Area F Parcel Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Area F Parcel Plans") for the development of the subject Area F Parcel Phase in accordance with the Area F Parcel Site Plan for such Area F Parcel Phase; provided, that in the event, within the first forty-five (45) days of such sixty-day period, Seller shall deliver written notice to Purchaser requesting additional time to prepare such Area F Parcel Plans, Seller shall be entitled to extend the 60-day delivery period for such Area F Parcel Plans by thirty (30) days; further provided, that Purchaser may not deliver the first Area F Parcel Notice until the earlier to occur of the following: (A) Purchaser shall have closed the purchase from Seller of sixty percent (60%) of the Existing Single-Family Lots, and Seller shall have received the purchase price for such Existing Single-Family Lots, and all sums payable to Maples or Seller pursuant to subparagraph 1(g) of this Agreement with respect to such Existing Single-Family Lots shall have been paid, or (B) Purchaser shall be entitled to deliver the Meadow Parcel-Phase III Notice. The period within which Area F Parcel Plans must be delivered to Purchaser is herein called an "Area F Parcel Plan Delivery Period."

               (iv) (A) For purposes of this Agreement, an "Area F Parcel Completion Date" shall mean the earliest to occur of (I) one hundred twenty
(120) days after the date of delivery of the Area F Parcel Plans for an Area F Parcel Phase, or (II) one hundred twenty (120) days after the expiration of the Area F Parcel Plan Delivery Period for such Area F Parcel Phase, or (III) the date of completion of all of the conditions set forth in the following subparagraph (B) with respect to such Area F Parcel Phase.

                      (B) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Area F Parcel Plans for an Area F Parcel Phase or the expiration of the Area F Parcel Plan Delivery Period for such Area F Parcel Phase, Seller, at its sole cost and expense, shall cause:

                           (I)    all governmental authorities having
jurisdiction over the development of such Area F Parcel Phase to approve the Area F Parcel Site Plan for such Area F Parcel Phase;

                           (II)   such Area F Parcel Phase to be subdivided and
platted in accordance with the Area F Parcel Site Plan for such Area F Parcel Phase;

                           (III)  the zoning of such Area F Parcel to permit the
construction on each of the Area F Parcel Lots on such Area F Parcel Phase of residential dwelling units of a type, number and size set forth in the Area F Parcel Site Plan for such Area F Parcel Phase;

                           (IV)   if Purchaser shall have so requested in the
Area F Parcel Notice for such Area F Parcel Phase, the amendment of the Single-Family Declaration by an amendment, in form and substance reasonably acceptable to Purchaser, that submits the Area F Parcel Lots and the Area F Parcel Accessways on such

Area F Parcel Phase to the provisions of the Single-Family Declaration, and that ensures that the owners of such Area F Parcel Lots have the same rights and obligations as the owners of all of the lots which are subject to the Single-Family Declaration;

                         (V)    the taking of such actions, in addition to those
described in the preceding subparagraph (IV), as shall be necessary to grant to the owners of the Area F Parcel Lots on such Area F Parcel Phase unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Area F Parcel Accessways, and unrestricted access to and from the Area F Parcel Accessways and Knoll Road, and unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress of, the Private Roadways;

                         (VI)   the amendment, in form and substance reasonably
acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to the Area F Parcel Accessways;

                         (VII)  the delivery to Purchaser of (a) a copy of the
recorded plat of subdivision of such Area F Parcel Phase showing the subdivision of such Area F Parcel Phase in accordance with the Area F Parcel Site Plan for such Area F Parcel Phase, and (b) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over such Area F Parcel Phase to (1) the subdivision of such Area F Parcel Phase in accordance with the Area F Parcel Site Plan for such Area F Parcel Phase and (2) the Area F Parcel Site Plan for such Area F Parcel Phase;

                         (VIII) the delivery to Purchaser of a copy of all
ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over such Area F Parcel Phase to the zoning of each of the Area F Parcel Lots on such Area F Parcel Phase for the construction thereon of residential dwelling units of a type, number and size set forth in the Area F Parcel Site Plan for such Area F Parcel Phase; and

                         (IX)   the delivery to Purchaser of an endorsement (an
"Area F Parcel Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to an Area F Parcel Phase set forth above in this subparagraph 8(d), and containing no changes to the Option Policy other than (a) the substitution of Area F Parcel Lots for such Area F Parcel Phase on Schedule A of the Option Policy, (b) the changes permitted by the Meadow Parcel-Phase II Endorsement, (c) the changes permitted by the Meadow Parcel-Phase III Endorsement, (d) the changes permitted by the Meadow Parcel-Phase IV Endorsement, (e) the changes permitted by the Club Cottages Parcel Endorsements,
(f) the changes permitted by the Magnolia Drive Parcel Endorsement, (g) the changes permitted by the Fifteenth Hole Parcel Endorsement, (h) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (i) the addition of an endorsement insuring that each of the Area F Parcel Lots on such Area F Parcel Phase has been legally subdivided and platted,
(j) the addition of an ALTA 3.0 zoning endorsement insuring that residential dwelling units of a type, number and size set forth in the Area F Parcel Site Plan for such Area F Parcel Phase can be constructed on each of the Area F Parcel Lots on such Area F Parcel Phase, (k) the addition of an endorsement insuring that each of the Area F Parcel Lots on such Area F Parcel Phase has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Area F Parcel Accessways, and has unrestricted access to and from the Area F Parcel Accessways and Knoll Road, and has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Private Roadways, and (l) the addition of an endorsement insuring the rights of Purchaser under the Private Roadway Easement with respect to the Area F Parcel Accessways on such Area F Parcel Phase.


               (v) Within seventy-five (75) days after the Area F Parcel Completion Date for an Area F Parcel Phase, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete, the following:

                    (A) all such actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Area F Parcel Lots on such Area F Parcel Phase; and

                    (B) the construction of the Area F Parcel Accessways on such Area F Parcel Phase, which Area F Parcel Accessways shall be of the same quality and type as the Private Roadways.

          (e)  Club Cottages Parcel
               --------------------

              (i) For purposes of this Agreement, the following terms shall have the following meanings:

                    (A) "Club Cottages Parcel Notice" shall mean a written notice from Purchaser to Seller setting forth the site plan desired by Purchaser with respect to a portion of the Club Cottages Parcel.

                    (B) "Club Cottages Parcel Notice Date" shall mean the date of delivery of a Club Cottages Parcel Notice.

                    (C) "Club Cottages Parcel Lots" shall mean the lots to be created by the subdivision and platting of the Club Cottages Parcel in accordance with the Club Cottages Parcel Site Plans (hereinafter defined).

                    (D) "Club Cottages Parcel Accessways" shall mean the roadways to be created by the subdivision and platting of the Club Cottages Parcel in accordance with the Club Cottages Parcel Site Plans, which roadways shall provide access to and from the Club Cottages Parcel Lots and Knoll Road, a dedicated public right-of-way.

                    (E) "Club Cottages Parcel Phase" shall mean a portion of the Club Cottages Parcel with respect to which Seller and Purchaser shall agree upon a Club Cottages Parcel Site Plan.

                    (F) "Club Cottages Declaration" shall mean that certain Longleaf Club Cottages Declaration of Condominium, dated August 31, 1989, made by Seller, and recorded with the Recorder's Office in book 680 at page 517, as amended by that certain Amendment to Declaration of Condominium - Longleaf Club Cottages, dated February 27, 1990, and recorded in the Recorder's Office in book 707 at page 447.

              (ii) It is contemplated that the Club Cottages Parcel will be developed in phases. Within fifteen (15) days after a Club Cottages Parcel Notice Date, Purchaser and Seller shall agree upon a final site plan (a "Club Cottages Parcel Site Plan") for the portion of the Club Cottages Parcel described in the subject Club Cottages Parcel Notice (or such adjusted portion of the Club Cottages Parcel as Purchaser and Seller shall agree), and shall agree upon the Minimum Release Price with respect to each of the Lots shown on such Club Cottages Site Plan. The date of agreement by Purchaser and Seller to a Club Cottages Parcel Site Plan is herein sometimes called a "Club Cottages Parcel Site Plan Date."

              (iii) Within sixty (60) days after a Club Cottages Parcel Site Plan Date, Seller will deliver to Purchaser plans and plats (together the "Club Cottages Parcel Plans") for the development of the subject Club Cottages Parcel in accordance with the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase; provided, that in the event, within the first forty-five (45) days of such sixty-day period, Seller shall deliver written notice to Purchaser requesting additional time to prepare such Club Cottages Parcel Plans, Seller shall be entitled to extend the 60-day delivery period for such Club Cottages Parcel Plans by thirty (30) days; provided, however, that Purchaser may not deliver the first Club Cottages Parcel Notice for a period of two (2) years after the Effective Date. The period within which Club Cottages Parcel Plans must be delivered to Purchaser is herein called a "Club Cottages Parcel Plan Delivery Period."

          (iv) (A) For purposes of this Agreement, a "Club Cottages Parcel Completion Date" shall mean the earliest to occur of (I) one hundred twenty
(120) days after the date of delivery of the Club Cottages Parcel Plans for a Club Cottages Parcel Phase, or (II) one hundred twenty (120) days after the expiration of the Club Cottages Parcel Plan Delivery Period for such Club Cottages Parcel Phase, or (III) the date of completion of all of the conditions set forth in the following subparagraph (B) with respect to such Club Cottages Parcel Phase.

                    (B) Within one hundred twenty (120) days after the earlier to occur of the date of delivery of the Club Cottages Parcel Plans for a Club Cottages Parcel Phase or the expiration of the Club Cottages Parcel Plan Delivery Period for such Club Cottages Parcel Phase, Seller, at its sole cost and expense, shall cause:

                         (I)    all governmental authorities having jurisdiction
over the development of such Club Cottages Parcel Phase to approve the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase;

                         (II)   such Club Cottages Parcel Phase to be subdivided
and platted in accordance with the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase;

                         (III)  such Club Cottages Parcel Phase to be zoned to
permit the construction on each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase of attached residential dwelling units of a number and size set forth in the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase;

                         (IV)   the taking of such actions as shall be necessary
to grant to the owners of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Private Roadways, and unrestricted access to and from the Private Roadways and dedicated public rights-of-way;

                         (V)    the taking of such actions, in addition to those
described in the preceding subparagraph (IV), as shall be necessary to grant to the owners of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase unrestricted pedestrian and vehicular access to and from the Club Cottages Parcel Lots and Knoll Road, a dedicated public right-of-way, including unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Club Cottages Parcel Accessways;

                         (VI)   the amendment, in form and substance reasonably
acceptable to Purchaser, of the Private Roadway Easement to extend the easements granted in the Private Roadway Easement to the Club Cottages Parcel Accessways;

                         (VII)  the delivery to Purchaser of (a) a copy of the
recorded plat of subdivision of such Club Cottages Parcel Phase showing the subdivision of such Club Cottages Parcel Phase in accordance with the Club Cottages Site Plan for such Club Cottages Parcel Phase, and (b) copies of all approvals, consents and authorizations of all governmental entities having jurisdiction over such Club Cottages Parcel Phase to (1) the subdivision of such Club Cottages Parcel Phase in accordance with the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase and (2) the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase;

                         (VIII) the delivery to Purchaser of a copy of all
ordinances, approvals, consents and authorizations of all governmental entities having jurisdiction over such Club Cottages Parcel Phase to the zoning of each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase for the construction thereon of attached residential dwelling units of a number and size in accordance with the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase; and

                         (IX)   the delivery to Purchaser of an endorsement (a
"Club Cottages Parcel Endorsement") to the Option Policy, later-dating the Option Policy to a date after the effectuation of the subdivision, platting and zoning requirements with respect to a Club Cottages Parcel Phase set forth above in this subparagraph

8(e), and containing no changes to the Option Policy other than (a) the substitution of Club Cottages Parcel Lots for such Club Cottages Parcel Phase on Schedule A of the Option Policy, (b) the changes permitted by the Meadow Parcel-Phase II Endorsement, (c) the changes permitted by the Meadow Parcel-Phase III Endorsement, (d) the changes permitted by the Meadow Parcel-Phase IV Endorsement, (e) the changes permitted by the Area F Parcel Endorsements, (f) the changes permitted by the Magnolia Drive Parcel Endorsement, (g) the changes permitted by the Fifteenth Hole Parcel Endorsement, (h) the deletion from Schedule A of the Option Policy of any Lots which have been conveyed to Purchaser, (i) the addition of an endorsement insuring that each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase has been legally subdivided and platted, (j) the addition of an ALTA 3.0 zoning endorsement insuring that attached residential dwelling units of a number and size in accordance with the Club Cottages Parcel Site Plan for such Club Cottages Parcel Phase can be constructed on each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase, (k) the addition of an endorsement insuring that each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase has unrestricted access to and from, and unrestricted use for pedestrian and vehicular ingress and egress of, the Club Cottages Parcel Accessways, and unrestricted access to and from the Club Cottages Parcel Accessways and Private Roadways providing access to and from Knoll Road, a dedicated public right-of-way, and unrestricted use for pedestrian and vehicular ingress and egress of such Private Roadways, and unrestricted use of all other Private Roadways for pedestrian and vehicular ingress and egress, and unrestricted access to and from all other Private Roadways and dedicated public rights-of-way, and (l) the addition of an endorsement insuring the rights of Purchaser under the Private Roadway Easement with respect to the Club Cottages Parcel Accessways on such Club Cottages Parcel Phase.

               (v) Within seventy-five (75) days after the Club Cottages Parcel Completion Date for a Club Cottages Parcel Phase, Seller shall commence, and within one hundred twenty (120) days after the date of such commencement, Seller, at its sole cost and expense, shall complete the following:

                    (A) all actions as shall be necessary to make sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities available at the boundary of each of the Club Cottages Parcel Lots on such Club Cottages Parcel Phase; and

                    (B) the construction of the Club Cottages Parcel Accessways on such Club Cottages Parcel Phase, which Club Cottages Parcel Accessways shall be of the same quality and type as the Private Roadways.

     10.  Construction Agreement.  The obligations of Seller under subparagraphs
          ----------------------
7(e), 8(e), 9(a)(iii)(C), 9(b)(v), 9(c)(v), 9(d)(v) and 9(e)(v) of this
Agreement (collectively the "Work") shall be performed on behalf of Seller, at Seller's sole cost and expense, by a site contractor ("Site Contractor") designated by Purchaser, pursuant to an agreement in form and substance reasonably acceptable to Purchaser and Seller, by and between Seller and Site Contractor. The Work shall be supervised by LCCI (hereinafter defined) after LCCI shall have been duly licensed as a general contractor in the State of North Carolina. If the supervisory activities of LCCI with respect to the Work require any time in excess of nominal time periods, the parties shall engage in good faith negotiations to determine the reasonable value of the supervisory services of LCCI in excess of nominal time.

     11.  Indemnifications.
          ----------------

          (a) Seller agrees to indemnify, defend and hold harmless the Purchaser Group (hereinafter defined), LCL (hereinafter defined) and LCCI from and against any and all claims, damages, demands, judgments, orders, decrees, losses, costs, expenses (including consultants' and attorneys' fees and expenses), forfeitures, charges, liabilities, amounts paid in settlement, fines, penalties and other sanctions, of any nature whatsoever, which the Purchaser Group, LCL, LCCI or any of them may suffer or incur by reason of the acts or omissions or violations of law (including, without limitation, acts or omissions or violations of law resulting in injury to or death of, or loss or damage to the property of, any person or persons whomsoever), whether negligent or willful, of the Seller Group (hereinafter defined) or any of them, including, without limitation, act or omissions or violations of law of the Seller Group or any of them occurring after the expiration or earlier termination of this Agreement.

          (b) Purchaser agrees to indemnify, defend and hold harmless the Seller Group from and against any and all claims, damages, demands, judgments, orders, decrees, losses, costs, expenses (including consultants' and attorneys' fees and expenses), forfeitures, charges, liabilities, amounts paid in settlement, fines, penalties and other sanctions, of any nature whatsoever, which the Seller Group or any of them may suffer or incur by reason of the acts or omissions or violations of law (including, without limitation, acts or omissions or violations of law resulting in injury to or death of, or loss or damage to the property of, any person or persons whomsoever), whether negligent or willful, of the Purchaser Group or any of them, including, without limitation, acts or omissions or violations of law of any of the Purchaser Group after the expiration or earlier termination of this Agreement.

          (c) The terms and provisions of this paragraph 11 shall survive the expiration or the earlier termination of this Agreement.

          (d) Either party's rights to recover damages under (a) and (b) above shall be limited to the recovery of direct and actual damages and shall exclude any right to recover indirect, consequential or incidental damages.

     12.  Land Evaluations.
          ----------------

          (a) Seller hereby grants to Purchaser and its agents, employees, representatives, contractors and potential lenders a license during the period commencing April 1, 1998 and terminating upon the earlier to occur of the expiration of the last of the Option Periods to expire or the termination of this Agreement to enter upon the Properties at any time and from time to time for the purposes of making such inspections, tests, observations, surveys, analyses and studies and investigations (together "Land Evaluations") as Purchaser may reasonably desire.

          (b) In connection with the exercise of the rights set forth in the preceding subparagraph (a), Purchaser will (i) use its best efforts to minimize any interference with the residents of the Properties and other persons with rights to utilize the Development; (ii) indemnify, defend and hold harmless Seller from and against any and all claims, causes of action or liabilities for personal injury or property damage suffered or incurred by Seller by reason of the activities of Purchaser or others acting on Purchaser's behalf on the Properties; (iii) repair any damage to the Properties caused by activities of Purchaser or others acting on Purchaser's behalf in connection with the Land Evaluations; and (iv) restore the Properties to substantially the same condition they were in prior to the Land Evaluations.

     13.  Representations and Warranties of Seller.  The parties hereto hereby
          ----------------------------------------
agree as follows:

          (a) Seller hereby represents and warrants to Purchaser, as of the date of this Agreement and as of the Closing Date, as follows:

               (i) The preambles to this Agreement are hereby incorporated in this Agreement as the representations and warranties of Seller, and are made a part hereof.

               (ii) (A) Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of North Carolina, with full power to conduct its business as presently conducted and to execute, deliver, and perform the terms and provisions of this Agreement.

                    (B) The sole general partner in Seller is Longleaf Investors Corporation ("General Partner"), a North Carolina corporation. General Partner is duly organized, validly existing and in good standing under the laws of the State of North Carolina.

                    (C) All requisite actions on the part of Seller, General Partner and the limited partners in Seller to authorize the execution, delivery and performance by Seller of this Agreement have been duly and validly taken; and this Agreement was duly executed and delivered by Seller, and constitutes the legal, valid and binding obligation of Seller, and is enforceable in accordance with its terms; and the execution, delivery and performance by Seller of this Agreement do not contravene any provision of existing law or regulation, and do not and will not conflict with or result in any breach of the terms, conditions or provisions of, or constitute a default under, the limited partnership agreement creating Seller, or any resolutions of Seller, or any other agreement binding upon Seller, or any order, writ, injunction, decree or demand of any court or any governmental authority affecting Seller or General Partner; and no further approval, consent, order or authorization of, or designation, registration, declaration or filing with, any governmental authority is required in connection with the valid execution and delivery by Seller of this Agreement or the carrying out by Seller of the transactions contemplated by this Agreement; and except for the approvals, consents and authorizations contemplated herein, all approvals, consents and authorizations required in connection with the valid execution and delivery of this Agreement by Seller or the carrying out by Seller of the transactions contemplated by this Agreement have been obtained by Seller and are in full force and effect; and except for the approvals, consents and authorizations contemplated herein, no further approval, consent or authorization of any other person is required in connection with the valid execution and delivery of this Agreement by Seller or the carrying out by Seller of the transactions contemplated by this Agreement.

               (iii) Seller has dealt with no broker, finder or other intermediary other than Ralph S. Bowden ("Seller's Broker") in connection with the transactions which are the subject of this Agreement; and there are no, and there will be no, claims by any broker, finder or other person for any commission, compensation or remuneration arising out of, or in any way related to, this Agreement or the conveyance of the Properties other than amounts payable by Seller to Seller's Broker, which amounts shall be the sole and absolute obligations of Seller, and which amounts shall be paid by Seller when due and payable.

               (iv) To the best of Seller's knowledge, after reasonable inquiry, there is no existing, proposed or contemplated public plan, public project or public work affecting the Development or any part thereof that would materially and adversely affect the use of the Properties contemplated under this Agreement or the zoning of the Properties.

               (v) To the best of Seller's knowledge, after reasonable inquiry, there is no condemnation proceeding or eminent domain proceeding of any kind pending, proposed or contemplated against the Development or any part thereof.

               (vi)   Except as set forth in Exhibit R attached hereto and made
                                             ---------
a part hereof, there is no lease in effect with respect to any of the Properties.

               (vii)  Except as set forth in Exhibit S attached hereto and made
                                             ---------
a part hereof, there is no party in possession of any portion of the Properties as lessee, tenant at sufferance or trespasser.

               (viii) There is no litigation or proceeding pending or, to the best of Seller's knowledge, contemplated or threatened against or affecting the Properties or any portion thereof or Seller or General Partner that, if adversely determined, would have a material adverse effect on the Properties or any portion thereof or on Seller or General Partner.

               (ix) (A) Pursuant to the terms of the PUD Approval, all of the Properties are zoned to permit the use of the Properties for residential purposes.

                      (B) Each of the Existing Single-Family Lots is zoned for the construction thereon of a detached single-family dwelling unit.

                      (C) Seller has no actual knowledge of any fact, or any action or proceeding, whether pending or threatened, which could result in a modification of the PUD Approval or of the zoning of the Properties or any portion thereof that would materially and adversely interfere with the uses of the Properties contemplated under this Agreement.

               (x) Except for this Agreement and any documents listed in this Agreement or in any exhibit to this Agreement as being documents to which Seller is a party, the PUD Approval, the matters set forth in the Option Policy to be delivered pursuant to this Agreement, and the documents listed in Exhibit T
                                                                  ---------
attached hereto and made a part hereof, there is no agreement of any kind whatsoever in effect with respect to any of the Properties.

               (xi) No person has (A) any right now or at any time in the future to purchase the Properties or any portion thereof, or (B) any option, exercisable now or at any time in the future, to purchase the Properties or any portion thereof, or (C) any right of first refusal, exercisable now or at any time in the future, to purchase the Properties or any portion thereof.

               (xii)  Except as set forth in Exhibit U attached hereto and made
                                             ---------
a part hereof, there is no judgment, writ, injunction, decree or order outstanding with respect to the Properties or any portion thereof or Seller or General Partner.

               (xiii) Seller has received no written notice of any violation of, and, to the best of Seller's knowledge, Seller has not materially or adversely violated, any applicable federal, state, county, water district, conservation district, municipal utility district, river authority or local statutes, laws, regulations, rules ordinances, codes, licenses or permits, including, without limitation, statutes, laws, regulations, rules, ordinances, codes, licenses or permits regarding health, safety or environmental matters.

               (xiv) Except for wetlands located on those portions of the Area F Parcel outlined on Exhibit I attached hereto and made a part hereof, and
                     ---------
except for that certain Red Cockaded Woodpecker Habitat Improvement Cooperative Agreement (the "Woodpecker Agreement"), dated September 15, 1995, between the United States Fish and Wildlife Service and Seller, Seller has no actual knowledge of any material adverse fact relating to the physical condition of the Properties, including, without limitation, (A) adverse soil, groundwater or surface conditions, (B) the location of any portion of the Properties in a flood plain or flood-prone area within the meaning of the Flood Disaster Protection Act of 1973, (C) the presence of wetlands within the confines of any of the Properties, (D) the presence in, on or about any portion of the Properties of any threatened or endangered species, (E) any portion of the Properties being subject to historical preservation, (F) the presence of any above-ground storage tanks or underground storage tanks within the confines of any of the Properties, or (G) except for materials normally associated with the construction of residential housing, the maintenance and repair of such housing and the normal operation of a golf course, the discharge, disposal, deposit, injection, dumping, spilling, leaking, leaching, placing, presence, pumping, pouring, emitting, emptying, escaping or release on or at any of the Properties of any hazardous material, including, without limitation, radioactive materials, asbestos and asbestos-containing materials (whether or not friable), urea-formaldehyde in any of its forms, polychlorinated biphenyls, oil, used oil, petroleum products and their by-products, lead-based paint, radon, or any substances defined as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances", "solid waste", "hazardous chemicals", "hazardous air pollutants", "pollutants", "contaminants", or "toxic chemicals" under any federal, state or local law, ordinance, regulation or rule regarding the environment .

               (xv)   Except as set forth in Exhibit V attached hereto and made
                                             ---------
a part hereof, to the best of Seller's knowledge, after reasonable inquiry, no current or future owner of any of the Properties has any obligation to any governmental agency, utility company, school board, church or other religious body, homeowner, homeowners' association or any other person to make any contribution of money or dedication of land, or to construct, install or maintain any improvements of a public or private nature on or off the Properties; and no governmental authority has imposed any requirement that the owner of all or any part of the Properties pay, directly or indirectly, any special fees or contributions, or incur any expenses or obligations, in connection with any construction on the Properties or any part thereof.

               (xvi) To the best of Seller's knowledge, after diligent inquiry, there is no easement, claim of easement, actual or contemplated mechanic's lien or materialmen's lien, or tax or special assessment relating to any of the Properties that is not shown of public record except for potential mechanics' or materialmen's liens in connection with Seller's construction of residential dwellings, which potential liens Seller promptly will cause to be discharged if recorded.

               (xvii) (A) Sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities are available at the boundary of each of the Existing Single-Family Lots, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to the Units located at any time and from time to time on each of the Existing Single-Family Lots; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to the Units located at any time and from time to time on the each of the Existing Lots.

                      (B) Sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities adequate to service not less than eleven (11) Detached Units on the Magnolia Drive Parcel are available at the boundary of the Magnolia Drive Parcel, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 11 Detached Units located at any time and from time to time on the Magnolia Drive Parcel; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 11 Detached Units located at any time and from time to time on the Magnolia Drive Parcel.

                      (C) Sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities adequate to service not less than four (4) Units on the Fifteenth Hole Parcel are available at the boundary of the Fifteenth Hole Parcel, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 4 Units located at any time and from time to time on the Fifteenth Hole Parcel; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 4 Units located at any time and from time to time on the Fifteenth Hole Parcel.

                      (D) Sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities adequate to service not less than seventy-one (71) Units on the Meadow Parcel are available at the boundary of the Meadow Parcel, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 71 Units located at any time and from time to time on the Meadow Parcel; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 71 Units located at any time and from time to time on the Meadow Parcel.

                      (E) Sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities adequate to service not less than fifty-seven (57) Units on the Area F Parcel are available at the boundary of the Area F Parcel, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 57 Units located at any time and from time to time on the Area F Parcel; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 57 Units located at any time and from time to time on The Area F Parcel.

                         (F)  Sanitary sewer, storm sewer, water, electrical,
gas, telephone and cable television systems and facilities adequate to service not less than forty-two (42) Units on the Club Cottages Parcel are available at the boundary of the Club Cottages Parcel, all of which systems and facilities are operational and in good working order, and all of which systems and facilities are publicly owned; and the owners of such systems and facilities are required by law to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 42 Units located at any time and from time to time on the Club Cottages Parcel; and all of such systems and facilities have adequate capacity to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to not less than 42 Units located at any time and from time to time on the Club Cottages Parcel.

               (xviii)   All permits, approvals, authorizations and licenses
(herein together called the "Permits") required for the development of the Properties for residential purposes, other than building permits, have been issued or will be issued by all governmental authorities having jurisdiction over the Properties, and all such existing Permits are in full force and effect, and have not been modified, amended or changed in any manner whatsoever; and there are no defaults under such Permits, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under such Permits; and all of the existing Permits are issued to, held by, and assignable by Seller; and to the extent required by law to effect the transactions contemplated under this Agreement all of the issuers of the Permits have consented or will consent if required by law to the assignment by Seller to Purchaser of all of Seller's right, title and interest in, to and under the Permits.

               (xix) All of the Existing Single-Family Lots have been properly registered pursuant to the Interstate Land Sales Act and any comparable state act in effect in North Carolina. Purchaser shall be entitled to amend any of such registrations to the extent necessary to cover the sale by Purchaser of Lots and Units; provided, however, (A) Purchaser shall pay for any and all costs, including but not limited to attorneys' fees, associated with the amendment or updating by Purchaser of any of Seller's existing registrations or any of Seller's new registrations that are required in order to cover the sale by Purchaser of Lot/Unit packages (it being understood and agreed that Purchaser shall have no obligations whatsoever with respect to any existing registrations or any new registrations of Seller relating solely to the sale by Seller of lots) and (B) such amendments and updates shall be true and accurate. Purchaser shall indemnify and hold Seller harmless against any violation by Purchaser of any state or federal law requiring the registration by Purchaser of the sale by Purchaser of Lot/Unit packages, including payment of attorneys' fees and fines or penalties suffered or incurred by Seller by reason of such violation.

               (xx) No governmental authority or agency having jurisdiction over the Properties has declared or effected any moratorium on (A) the issuance of permits for the construction of Units on the Properties, or (B) the issuance of certificates of occupancy for Units on the Properties, or (C) the purchase of sewer and/or water taps for Units on the Properties.

               (xxi) To the best of Seller's knowledge, after diligent inquiry, there are no water wells located on or under any of the Properties.

               (xxii) The Development is located entirely within the boundaries of the Town.

               (xxiii)   (A) (I)   For purposes of this Agreement, the "Hunter
Trail Declaration" shall mean the Longleaf Hunter Trail Declaration of Covenants, Conditions and Restrictions, dated March 11, 1991, made by Seller, recorded with the Recorder's Office on March 19, 1991 in book 767 at page 99; as amended by the First Amendment Longleaf Hunter Trail Declaration of Covenants, Conditions and Restrictions, dated October 23, 1991, made by Seller, recorded with the Recorder's Office on December 9, 1991 in book 806 at page 509; as amended by the Second Amendment Longleaf Hunter Trail Declaration of Covenants, Conditions and Restrictions, dated April 26, 1992, made by Seller, recorded with the Recorder's Office on June 5, 1992 in book 842 at page 26; as amended by the Third Amendment Longleaf Hunter Trail Declaration of Covenants, Conditions and Restrictions, dated April 16, 1993, made by Seller, recorded with the Recorder's Office on April 22, 1993 in book 905 at page 49; and as amended by the Fourth Amendment Longleaf Hunter Trail Declaration of Covenants, Conditions and Restrictions, dated June 1, 1994, made by Seller, recorded with the Recorder's Office on July 15, 1994 in book 1017 at page 25.

                         (II)   For purposes of this Agreement, the "Single-
Family Declaration" shall mean the Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated March 1, 1991, made by Seller, recorded with the Recorder's Office on March 22, 1991 in book 767 at page 296; as amended by the First Amendment Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated April 16, 1993, made by Seller, recorded with the Recorder's Office on April 22, 1993 in book 905 at page 481; as amended by the Second Amendment to Declaration - Longleaf Single-Family, dated June 1, 1994, made by Seller, recorded with the Recorder's Office on July 15, 1994 in book 1017 at page 22; and as amended by the Third Amendment Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated August 28, 1995, made by Seller, recorded with the Recorder's Office on August 30, 1995 in book 1110 at page 319.

                         (III)  For purposes of this Agreement, the "Master
Declaration" shall mean the Articles of Incorporation of Longleaf Master Homeowners Association, Inc., dated September 15, 1989, recorded with the Recorder's Office on September 25, 1989 in book 681 at page 514; as amended by Statement of Change of Registered Office or Registered Agent of Longleaf Master Homeowners Association, Inc., dated June 1, 1990, recorded with the Recorder's Office on August 27, 1990 in book 737 at page 443; as amended by Amended and Restated Charter of Longleaf Master Homeowners Association, Inc., dated May 31, 1991, made by Seller, recorded with the Recorder's Office on June 19, 1991 in book 781 at page 339; and as amended by the Third Amendment Longleaf Single-Family Declaration of Covenants, Conditions and Restrictions, dated August 28, 1995, made by Seller, recorded with the Recorder's Office on August 30, 1995 in book 1110 at page 319.

                         (IV)   For purposes of this Agreement, the "Lakeside
Villas Declaration" shall mean The Longleaf Lakeside Villas Declaration of Condominium, dated August 31, 1989, made by Seller, recorded in the Recorder's Office on September 27, 1989 in book 681 at page 1; as amended by an Amendment to Declaration of Condominium - Longleaf Lakeside Villas, dated April 19, 1990, made by Seller, recorded in the Recorder's Office on April 26, 1990 in book 716 at page 366; and as amended by Amendment to Declaration of Condominium - Longleaf Lakeside Villas, dated January 29, 1991, made by Seller, recorded in the Recorder's Office on February 14, 1991 in book 762 at page 507; and as amended by Amendment to Declaration of Condominium - Longleaf Lakeside, dated June 7, 1993, made by Seller, recorded in the Recorder's Office on June 9, 1993 in book 917 at page 12; and as amended by Amendment to Declaration of Condominium - Longleaf Lakeside Villas, dated November 19, 1993, made by Seller, recorded in the Recorder's Office on December 2, 1993 in book 961 at page 274; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated April 14, 1994, made by Seller, recorded in the Recorder's Office on April 29, 1994 in book 998 at page 370; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated June 22, 1995, made by Seller, recorded in the Recorder's Office on June 22, 1995 in book 1093 at page 425; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated February 29, 1996, made by Seller, recorded in the Recorder's Office on March 4, 1996 in book 1155 at page 21; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated March 1, 1996, made by Seller, recorded in the Recorder's Office on March 26, 1996 in book 1160 at page 517; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated November 15, 1996, made by Seller, recorded in the Recorder's Office on November 26, 1996 in book 1224 at page 416; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated February 29, 1996, made by Seller, recorded in the Recorder's Office on May 21, 1997 in book 1270 at page 74; and as amended by Longleaf Lakeside Villas Amended Declaration of Condominium, dated August 27, 1997, made by Seller, recorded in the Recorder's Office on August 29, 1997 in book 1299 at page 132.

                         (IV)   For purposes of this Agreement, the "Master
Declaration By-Laws" shall mean the Restated By-Laws of Longleaf Master Homeowners Association, dated March 1, 1991.

                         (V)    The Hunter Trail Declaration, the Single-Family
Declaration, the Patio Homes 'G' Declaration, the Lakeside Villas Declaration, the Magnolia Park Declaration, the Meadow Villas

Declaration, the Club Cottages Declaration and the Master Declaration are herein together sometimes called the "Declarations" or individually a "Declaration."

                    (B) Each of the Declarations is in full force and effect, and has not been modified or amended in any way.

                    (C) The Master Declaration By-Laws are in full force and effect, and have not been modified or amended in any way.

                    (D) Seller is the declarant (the "Declarant") under each of the Declarations, and owns, holds and is entitled to exercise all of the right, title, interest, and privileges of the Declarant under the Declarations.

                    (E) Seller is the owner of the Private Roadways; and none of the Private Roadways has been dedicated or transferred to any other person.

                    (F) The roadways in the Development that are known as Knoll Road, Steeplechase Way, Steeplechase Court, Paddock Lane, Preakness Court, Belmont Court, Triple Crown Circle, Hunter Trail, Hunter Court and Magnolia Drive (herein together called the "Dedicated Roadways") are all dedicated public rights-of-way which have been accepted by, and are owned and maintained by, the Town; and Knoll Road has direct access to and from Airport Road and Midland Road, both of which are dedicated public rights-of-way.

                    (G) The Private Roadways have been completely installed, are in good condition, and are open and available for use by vehicular and pedestrian traffic; and all of the Private Roadways are and will be available for use by all of the owners of Units constructed on the Properties for vehicular and pedestrian use; and the Private Roadways have direct access to Knoll Road.

                    (H) Pursuant to the terms of the Master Declaration, Longleaf Master Homeowners Association, Inc. (the "Master Association") has the power to directly or indirectly administer and enforce the covenants, conditions, restrictions, charges and liens of the Declarations; and the Master Association is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

                    (I) The Master Association is currently exercising all of the rights and duties of the associations (herein together sometimes called the "Individual Associations" or individually an "Individual Association") created by the Hunter Trail Declaration, the Single-Family Declaration, the Patio Homes 'G' Declaration, the Lakeside Villas Declaration, the Magnolia Park Declaration, the Meadow Villas Declaration and the Club Cottages Declaration other than the rights and duties set forth in Exhibit W attached hereto and made a part hereof.
                               ---------

                    (J) Seller currently controls the Master Association and each of the Individual Associations except for the Individual Associations known as Longleaf Lakeside Villas Homeowners Association, Inc. and Longleaf Club Cottage Homeowners Association, Inc. Seller has turned over control of the Longleaf Lakeside Villas Homeowners Association, Inc. and of the Longleaf Club Cottages Homeowners Association, Inc. to the Longleaf Lakeside Villas Homeowners Association, Inc. and the Club Cottage Homeowners Association, Inc., respectively, subject to the provisions of their by-laws and the by-laws of the Master Association.

                    (K) Seller will retain control of each of the Individual Associations referenced in the Hunter Trail Declaration, the Patio Homes 'G' Declaration and the Magnolia Park Declaration until such time as a total of four hundred fifty dwelling units that are subject to any of the Hunter Trail Declaration, the Patio Homes 'G' Declaration and the Magnolia Park Declaration shall have been conveyed to third-party purchasers; and, as of the Closing Date, the units that are subject to said three Individual Declarations that have been conveyed to third-
party purchasers, and the units that are subject to any of said three
Individual Declarations that are subject to contracts for sale with third-party purchasers, are as set forth in Exhibit X attached hereto and made a part
                                ---------
hereof.

          (L) The rights of Seller, as Declarant under each of the Declarations, are and will be available to Purchaser to the extent necessary to effect the terms of this Agreement.

          (M) The assessments and reserves currently payable under the Declarations are set forth on Exhibit Y attached hereto and made a part hereof.
                              ---------

          (N) No assessments and reserves relating to each of the Hunter Trail Declaration, the Patio Homes 'G' Declaration and the Magnolia Park Declaration are held by The Longleaf Hunter Trail Homeowners' Association, Inc.

          (O) Exhibit Z attached hereto and made a part hereof sets forth the
              ---------
portions of the common areas created by the Declarations that have been transferred, and the name of the transferees.

          (P) All casualty insurance, public liability insurance, fidelity insurance and other insurance required to be maintained pursuant to the terms of the Declarations is in full force and effect.

          (Q) The only architectural guidelines and standards that have been adopted pursuant to the Declarations are the Longleaf Architectural Guidelines and Review Procedures for Custom Built Single-Family Homes (the "Single-Family Architectural Guidelines"), dated September, 1990, adopted by the Longleaf Architectural Review Board; which Single-Family Architectural Guidelines were approved by the Master Association; and which Single-Family Architectural Guidelines are in full force and effect, and have not been modified or amended.

          (R) There are no rules and regulations governing the day-to-day operation of the Properties other than the rules and regulations contained in the Declarations.

          (S) Any portion of any of the Properties can be made subject to any of the Declarations other than the Club Cottages Declaration and the Lakeside Villas Declaration.

          (T) The definition of "Living Area" in the Patio Homes 'G' Declaration is the same as the definition of "Living Area" that is contained in the Hunter Trail Declaration.

          (U) No consent, approval, authorization or permission is required from Seller, as Declarant under the Master Declaration, or the Master Association in order to subdivide and plat the Properties.

          (V) Attached hereto as Exhibit AA and made a part hereof is a list of
                                 ----------
the members of the boards of directors of the Master Association and each of the Individual Associations, together with a list of the officers of each of the Master Association and the Individual Associations.

          (W) On the Closing Date, the members of the Architectural Review Committee will be the following persons: Mitchell K. Adams, Robert S. Farrington, Jr. and Robert T. Karp.

          (X) So long as Seller controls the Master Association, Seller will have the power to appoint the members of the Architectural Review Committee.

    (xxiv)(A) Fire protection is provided to the Development by the Town.

          (B) Police protection is provided to the Development by the Town.

          (C) Educational services and facilities are provided to the Development by the Town.

    (xxv) Seller is the fee simple owner of the sales center (the "Sales Center") for the Properties, which Sales Center is located near the intersection of Knoll Road and Magnolia Drive in the Development; which Sales Center is subject to no lien or encumbrance of any nature whatsoever other than a first mortgage and a second mortgage, recorded in the Recorder's Office in book 656 at page 1, and in book 447 at page 72, respectively, made by Seller to respectively NationsBank, N.A. and O. Tracy Parks, Trustee (as assigned to John D. Cooper, Jr.) (which mortgages, as amended, are herein together sometimes called the "Sales Center Mortgages"); which Sales Center is subject to no lease of any kind; and which Sales Center is used by Seller for the purpose of marketing the sale of Lots in the Properties.

    (xxvi)(A) To the best of Seller's knowledge, Maples is the sole owner in fee simple of all of the following (herein together called the "Golf Course Facilities"):

                    (I) the eighteen-hole golf course located on the Development and known as "The Club at Longleaf";

                    (II) the golf course clubhouse and surrounding facilities, including, without limitation, the parking areas and practice putting green, located on the Development;

                    (III) the driving range located on the Development;

                    (IV) the tennis and swimming facilities located on the Development; and

                    (V) the golf maintenance center located on the Development.

          (B) The use of the Golf Course Facilities, including the use of the Golf Course Facilities by members of The Club at Longleaf (the "Club"), are governed by the Maples Agreements.

          (C) Notwithstanding anything to the contrary contained in the Golf Club Rules, the number of residential lots and condominium units in the Development with respect to which Seller is entitled to grant easements of enjoyment under the Easement of Enjoyment is five hundred nine (509), three hundred nineteen (319) of which easements of enjoyment are available for conveyance to purchasers of Units.

          (D) (I) Each owner of a Unit who purchases a membership in the Club and remains a member in good standing of the Club under the Golf Club Rules is entitled to a membership in the Club upon payment of the applicable membership fees and dues. The membership fees and dues payable with respect to the Club as of the Closing Date, and the recipient of such fees and dues, are set forth in Exhibit BB attached hereto and made a part hereof.
----------

              (II) Pursuant to the Restated Contract, Seller has contracted with Maples to purchase six hundred eighteen memberships in the Club. Purchaser does not have, and shall at no time have, any personal obligation to purchase any memberships in the Club other than with respect to those Lots which are conveyed by Seller to Purchaser. Purchaser shall have no obligation to make any payments of any amounts under the Maples Agreements except for the amounts payable pursuant to subparagraph 1(g) of this Agreement.

          (E) The swimming pool, bathhouse and tennis courts comprising part of the Golf Course Facilities were completed in accordance with the Maples Contract, and the $300,000 letter of credit delivered to Seller by Maples to ensure such completion was returned to Maples.

       (xxvii) (A) The only real estate that is currently subject to the terms of the Meadow Villas Declaration is the real estate outlined on Exhibit G-6
                                                                -----------
attached hereto and made a part hereof ("Meadow Parcel-Phase I"), which includes ten condominium units located in three separate buildings (the "Meadow Parcel-Phase I Buildings"), as shown on Exhibit G-6.
                                 -----------

                    (B) (I)   Pursuant to that plat recorded at Plat Cabinet 6,
Page 686 at the Recorder's Office (the "Meadow Parcel Roadway Agreement"), condominium units in the Meadow Parcel-Phase I Buildings have unrestricted access to and from the Meadow Parcel-Phase I Buildings and Meadow Parcel Roadway I, and have unrestricted use of Meadow Parcel Roadway I for pedestrian and vehicular ingress and egress, and have unrestricted access to and from Meadow Parcel Roadway I and Knoll Road, a dedicated public right-of-way.

                        (II) Meadow Parcel Roadway I is owned by The Meadows Condominium, subject to the terms of the Meadow Parcel Roadway Agreement.

                        (III) Meadow Parcel Roadway I has been completely installed; is of the same quality and type and the Private Roadways; is in good condition; and is open and available for use by vehicular and pedestrian traffic.

                        (IV) Complete engineering plans ("Existing Meadow Parcel-Phase II Plans") exist for the development of Meadow Parcel-Phase II with five separate buildings as shown on Exhibit G-2 attached hereto.
                                    -----------

          (b) Purchaser acknowledges that Seller has made no representations and warranties other than the representations contained in this Agreement. All of the representations and warranties made by Seller in this Agreement shall be deemed to be remade on the Closing Date and shall survive the Closing.

          (c) If any of the representations and warranties made by Seller in this Agreement are not materially true as of the date of execution of this Agreement or any time thereafter prior to the Closing Date, such falsity shall constitute a default by Seller under this Agreement, and Seller shall have thirty (30) days from the receipt of written notice thereof to cure such default. If, at the end of such thirty (30) day period, Seller shall have failed to cure such default, Purchaser shall have the right to terminate this Agreement. If Purchaser shall so elect to terminate this Agreement, then the parties hereto shall have no further rights, obligations or liabilities under this Agreement [other than the obligations of Seller under subparagraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under subparagraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement].

          (d) When a representation or warranty is made "to the actual knowledge of Seller" or "to the best of Seller's knowledge," such term shall mean the current actual knowledge of Robert T. Karp or Robert S. Farrington, Jr.

          (e) Seller will include a grant of the Easement of Enjoyment in each special warranty deed delivered to Purchaser conveying a Lot, and will not cause a termination of its right to grant such Easements of Enjoyment.

     14.  Representations and Warranties of Purchaser.  The parties hereto
          -------------------------------------------
hereby agree as follows:

          (a) Purchaser hereby represents and warrants to Seller, as of the date of execution of this Agreement and as of the Closing Date, as follows:

              (i) (A) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified and in good standing under the laws of the State of North Carolina, with full power to conduct its business as presently conducted and to execute, deliver, and perform the terms and provisions of this Agreement.

                  (B) The sole member of Purchaser is CMC. CMC is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (C) All requisite actions on the part of Purchaser and CMC to authorize the execution, delivery and performance by Purchaser of this Agreement have been duly and validly taken; and this Agreement was duly executed and delivered by Purchaser, and constitutes the legal, valid and binding obligation of Purchaser, and is enforceable in accordance with its terms; and the execution, delivery and performance by Purchaser of this Agreement do not contravene any provision of existing law or regulation, and do not and will not conflict with or result in any breach of the terms, conditions or provisions of, or constitute a default under, the limited liability company agreement creating Purchaser, or any resolutions of Purchaser, or any other agreement binding upon Purchaser, or any order, writ, injunction, decree or demand of any court or any governmental authority affecting Purchaser or CMC; and no further approval, consent, order or authorization of, or designation, registration, declaration or filing with, any governmental authority is required in connection with the valid execution and delivery by Purchaser of this Agreement or the carrying out by Purchaser of the transactions contemplated by this Agreement; and all approvals, consents and authorizations required in connection with the valid execution and delivery of this Agreement by Purchaser or the carrying out by Purchaser of the transactions contemplated by this Agreement have been obtained by Purchaser and are in full force and effect; and no further approval, consent or authorization of any other person is required in connection with the valid execution and delivery of this Agreement by Purchaser or the carrying out by Purchaser of the transactions contemplated by this Agreement.

              (ii) Purchaser has dealt with no broker, finder or other intermediary in connection with the transactions which are the subject of this Agreement other than Seller's Broker; and there are no, and there will be no, claims by any broker, finder or other person against Purchaser for any commission, compensation or remuneration arising out of, or in any way related to, this Agreement or the conveyance of the Properties.

              (iii) Purchaser has received a copy of, and has reviewed, each of
(A) that certain Property Report, dated May 2, 1997, prepared by Seller with respect to the Development, and (B) the Woodpecker Agreement.

          (b) Seller acknowledges that Purchaser has made no representations and warranties other than the representations contained in this Agreement. All of the representations and warranties made by Purchaser in this Agreement shall be deemed to be remade on the Closing Date and shall survive the Closing.

          (c) If any of the representations and warranties made by Purchaser in this Agreement are not true as of the date of execution of this Agreement or any time thereafter prior to the Closing Date, such falsity shall constitute a default by Purchaser under this Agreement, and Purchaser shall have thirty (30) days from the receipt of written notice thereof to cure such default. If, at the end of such thirty (30) day period, Purchaser shall failed to cure such default, Seller shall have the right to terminate this Agreement. If Seller shall so elect to terminate this Agreement, then the parties hereto shall have no further rights, obligations or liabilities under this Agreement [other than the obligations of Seller under paragraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under paragraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement].

     15.  Covenants of Purchaser; Purchaser's Obligations During the Option
          -----------------------------------------------------------------
Periods. Until the expiration of the last of the Option Periods to expire or the
-------
earlier termination of this Agreement, Purchaser shall do the following:

               (a) Cause the Detached Units, if any, that may be built by Purchaser on Single-Family Lots to be constructed in conformance with the Single-Family Architectural Guidelines;

               (b) Comply with the applicable registration requirements with respect to the sale by Purchaser of Units and/or Lots under federal law, and comply with the applicable registration requirements under the laws of all states in which Purchaser is offering Units and/or Lots for sale, provided, however, that Purchaser shall pay for any and all costs, including but not limited to attorneys' fees, associated with the amendment or updating by

Purchaser of any of Seller's existing registrations or any of Seller's new registrations that are required in order to cover the sale by Purchaser of Lot/Unit packages (it being understood and agreed that Purchaser shall have no obligations whatsoever with respect to any existing registrations or any new registrations of Seller relating solely to the sale by Seller of lots;

              (c) Comply with all applicable federal and state laws regarding the solicitation of purchasers for Units, including, without limitation, all applicable federal and state laws regarding advertising;

              (d) Manage, at the sole cost and expense of Seller, the twelve
(12) existing condominium units governed by the Club Cottages Declaration pursuant to the Management Agreement attached hereto as Exhibit CC and made a
                                                        ----------
part hereof,and manage the Club Cottage Rental Program pursuant to the checklist set forth on Exhibit DD attached hereto and made a part hereof, for
                       ----------
which services Seller shall pay to Purchaser a fee in an amount to be agreed upon by Seller and Purchaser by December 1, 1998;

              (e) Maintain, at the sole cost and expense of Seller, the Properties, for which service Seller shall pay to Purchaser a fee in an amount to be agreed upon by Seller and Purchaser by December 1, 1998;

              (f) Maintain, with funds collected pursuant to the Declarations, the common areas, if any, of the Master Association and of the Individual Associations that are set forth on Exhibit Z; provided that any amounts in
                                   ---------
excess of those collected pursuant to the Declarations that are required to maintain such common areas shall be the sole responsibility of, and shall be promptly paid to Purchaser by, Seller; further provided, that Seller shall pay to Purchaser a fee for such service in an amount to be agreed upon by Seller and Purchaser by December 1, 1998;

              (g) Beginning January 1, 1999, conduct, for a fee in an amount to be agreed upon by Seller and Purchaser by December 1, 1998, the administrative services of the Master Association and Individual Associations, including but not limited to setting budgets and collecting fees and dues, all as set forth on Exhibit EE, Schedule of Administrative Services, attached hereto and made a part
----------
hereof, the cost of the provision of which administrative services shall be paid to Purchaser from the amounts collected pursuant to the Declarations, provided that any amounts in excess of those collected pursuant to the Declarations that are required to conduct such administrative services shall be the sole responsibility of, and shall be promptly paid to Purchaser by, Seller;

              (h) Meet with Seller on a weekly basis utilizing an agenda reasonably acceptable to both Seller and Purchaser;

              (i) Provide Seller with copies of Sales Agreements and of the RESPA statements provided to Third-Party Buyers in connection with the closings of Units;

              (j) Continue to be a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and duly qualified and in good standing under the laws of the State of North Carolina, with full power to conduct its business as presently conducted, the controlling member of which shall be CMC Heartland Partners, a Delaware general partnership;

              (k) Perform all of its obligations under the documents evidencing and securing the Construction Loan;

              (l) During the term of the Sales Center Agreement, pay the interest payable with respect to the Sales Center Mortgages not in excess of $1,546.00 per month, and the real estate taxes payable with respect to the Sales Center not in excess of $2,659.00 per year;

              (m) From and after Purchaser shall have exercised an Option with respect to a Lot to and including the Lot Closing with respect to such Lot, pay the real estate taxes payable with respect to the improvements constructed by Purchaser on such Lot (but not with respect to such Lot);

              (n) Pay the costs of all utilities services used by Purchaser in connection with the construction of Units;

              (o) maintain general liability insurance, in a reasonable amount, with respect to the improvements constructed on the Properties (so long as the portions of the Properties on which such improvements are located shall be owned by Seller), and name Seller as an additional insured under the insurance policy providing such general liability insurance;

              (p) maintain automobile liability insurance, in reasonable amounts, with respect to such of the Properties as are owned by Seller, and name Seller as an additional insured under the insurance policy providing such automobile liability insurance;

              (q) maintain workmen's compensation insurance, in the statutorily-required amount, with respect to such of the Properties as are owned by Seller;

              (r) cause the Facilitating Broker (hereinafter defined) to keep its North Carolina real estate broker's license in full force and effect;

              (s) cause each such person who shall be acting as a general contractor for Purchaser with respect to the construction of improvements on the Properties to keep its North Carolina general contractor's license in full force and effect;

              (t) cause the Tract Units, if any, constructed by Purchaser on Meadow Parcel-Phase II to be of generally the same exterior architectural design, and the same general quality in terms of materials and labor, as the tract units constructed by Seller on Meadow Parcel-Phase I;

              (u) cause the Tract Units, if any, constructed by Purchaser on Meadow Parcel-Phase III, Meadow Parcel-Phase IV and the Club Cottages Parcel to be submitted to Seller for approval, which approval shall not be unreasonably withheld provided that such Tract Units are generally consistent with the exterior design of, and have the same general quality in terms of materials and labor as, other units in the Development; and

              (v) cause the Tract Units, if any, constructed by Purchaser on any Property other than the Meadow Parcel or the Club Cottages Parcel to be submitted to Seller for approval, which approval shall not be unreasonably withheld provided that such Tract Units are generally consistent with the exterior design of, and have the same general quality in terms of materials and labor as, other units in the Development;

              (w) comply with the terms and conditions of this Agreement; and

              (x) pay all sums due to Seller and Maples pursuant to the terms of this Agreement.

In addition to any other right of Seller in this Agreement, if Purchaser shall default in any of its covenants or obligations set forth in this paragraph 15, and such default shall continue for a period of thirty (30) days after receipt by Purchaser of a written notice from Seller reasonably describing such default (of if such default cannot be cured within said 30-day period, but Purchaser has commenced to cure such default and diligently prosecutes such cure to completion, such additional time as shall be reasonably necessary to cure such default), Seller may, at its election, do the following: (A)(i) exercise such, if any, of Seller's rights as Seller may then be entitled to exercise under the provisions of subparagraphs 1(c)(ii)(A), 1(c)(ii)(B) or 1(c)(ii)(C) of this Agreement, as the case may be, and/or (ii) enforce specific performance of this Agreement against Purchaser (unless Purchaser's default is due to a change in the law), and (B) in either event, unless Purchaser's default is due to a change in the law, recover damages from Purchaser for Purchaser's failure to comply with the covenants and obligations set forth in this paragraph 15 (including, without limitation, attorneys' fees and expenses). Notwithstanding anything to the contrary contained in this Agreement, in the event of such default, Seller's recovery of damages shall be limited to direct and actual damages, and shall exclude any right to recover indirect, consequential or incidental damages.

In addition to any other right or obligations of the parties that survive a termination of this Agreement, the covenants of Purchaser under subparagraphs
(a), (b), (c), (j), (k), (m), (n), (o), (p), (s), (t), (u), (v), (w) and (x) of
paragraph 15 of this Agreement shall survive.

     15A. Minimum Lot Closings.  Notwithstanding anything to the contrary
          --------------------
contained in this Agreement, Purchaser shall be obligated as follows:

          (a) First Two 365-Day Periods After Closing Date.
              --------------------------------------------

              (i) During the period between the date of this Agreement and September 1, 1999, Purchaser shall purchase from Seller Lots on which at least thirty (30) Units will be constructed.

              (ii) During the period between September 2, 1999 and September 1, 2000, Purchaser shall purchase from Seller additional Lots on which at least thirty-five (35) Units will be constructed.

          (b) Area F Parcel Lots.      During the Area F Parcel Lots Option
              ------------------
Period with respect to an Area F Parcel Phase, Purchaser shall purchase from Seller at least thirty-three percent (33%) of the total number of Area F Parcel Lots in such Area F Parcel Phase.

          (c) Applicability of Purchases Regarding Area F Parcel Lots.  Each
              -------------------------------------------------------
purchase by Purchaser of an Area F Parcel Lot during the first two 365-day periods after the Closing Date shall be applied to satisfy both (i) Purchaser's obligations pursuant to paragraph 15A (b) and (ii) Purchaser's obligations
                                          ---
pursuant to subparagraphs 15A(a)(i) or 15A(a)(ii), as the case may be.

     16.  Default By Seller under Paragraphs 7 Through 9.  In the event of a
          ----------------------------------------------
default by Seller of any of its obligations under paragraphs 7, 8 or 9 of this Agreement, Purchaser shall give to Seller written notice reasonably describing the default. Seller shall have thirty (30) days from the receipt of such written notice to cure such default. If, at the end of such thirty (30)-day period, Seller shall have failed to cure such default, Purchaser may, at its election, do the following: (A) either (i) terminate this Agreement [in which case this Agreement shall become null and void, and the parties hereto shall have no further rights, obligations or labilities under this Agreement other than the obligations of Seller under subparagraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement and the obligations of Purchaser under subparagraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement], or (ii) enforce specific performance of this Agreement against Seller, and in either event (B) recover damages from Seller for Seller's failure to comply with its obligations under paragraphs 7, 8 or 9 of this Agreement (including, without limitation, attorneys' fees and expenses). Notwithstanding anything to the contrary contained in this Agreement, Purchaser's recovery of damages under this paragraph 16 shall be limited to direct and actual damages, and shall exclude any right to recover indirect, consequential or incidental damages.

     17.  Closing.  The parties hereto hereby agree as follows:
          -------

          (a)  Closing Date.  The closing (the "Closing") of this Agreement
               ------------
shall take place on September ___, 1998 (the "Closing Date") at the offices of Robbins May & Rich, 10 Turnberry Wood, Pinehurst, North Carolina 28374, or at such other time and place as the parties hereto shall agree in writing.

          (b)  Seller's Documents. At the Closing, and as a condition precedent
               ------------------
to Purchaser's obligations under this Agreement, Seller, in addition to delivering all other items required under this Agreement to be delivered by Seller, shall deliver to Purchaser the following documents:

               (i) documents, in form and substance reasonably acceptable to Purchaser and Seller, (A) authorizing the execution and delivery by Seller of this Agreement and of the documents required to be executed and delivered by Seller pursuant to this Agreement, and (B) evidencing the authority of the persons signing this Agreement and the documents to be executed and delivered by Seller pursuant to this Agreement; and

               (ii) an executed assignment, in form and substance reasonably acceptable to Purchaser and Seller, of all of the right, title and interest of Seller in, to and under all agreements with, and all Permits issued by, all governmental authorities having jurisdiction over the Properties, together with the written consents by all such governmental authorities to such assignments by Seller, and together with a fully-executed original (or a copy certified as true and correct by Seller) of each of the agreements and Permits with respect to which Seller is assigning its rights;

               (iii)  the Option Policy;

               (iv)   Intentionally Omitted

               (v) the Private Roadway Easement, in form and substance reasonably acceptable to Purchaser and Seller;

               (vi) the authorizations that are described in paragraph 3(b)(ii) of this Agreement, in form and substance reasonably acceptable to Purchaser and Seller;

               (vii) the approvals that are described in paragraph 3(b)(iii) of this Agreement, in form and substance reasonably acceptable to Purchaser and Seller;

               (viii) a copy of the fully-executed Maples Amendment, certified as true and correct by Seller;

               (ix) the Sales Center Agreement, in form and substance reasonably acceptable to Purchaser and Seller, in duplicate;

               (x) the Attornment Agreement, in form and substance reasonably acceptable to Purchaser and Seller, in duplicate; and

               (xi) such other documents, instruments, certifications, confirmations, ALTA statements, gap undertakings and assignments as may be reasonably required to fully effect and consummate the transactions contemplated by this Agreement.

          (c)  Purchaser's Documents.  At the Closing, and as a condition
               ---------------------
precedent to Seller's obligations under this Agreement, Purchaser, in addition to delivering all other items required under this Agreement to be delivered by Purchaser, shall deliver to Seller documents, in form and substance reasonably acceptable to Purchaser and Seller, (i) authorizing the execution and delivery by Purchaser of this Agreement and of the documents required to be executed and delivered by Purchaser pursuant to this Agreement, and (ii) evidencing the authority of the persons signing this Agreement and the documents to be executed and delivered by Purchaser pursuant to this Agreement.

          (d)  Joint Documents.  On the Closing Date, Seller and Purchaser shall
               ---------------
execute triplicate originals of the Option Memorandum, one of which fully-executed originals shall be delivered to Seller, the second of which fully-executed originals shall be delivered to Purchaser, and the third of which fully-executed originals shall be delivered to Escrowee in connection with the Closing Escrow (hereinafter defined).

          (e)  Escrow Closing.  The closing and consummation of the transaction
               --------------
contemplated by this Agreement shall be effected through an escrow (the "Closing Escrow") with the Title Insurer, pursuant to which the Title Insurer shall act as the escrowee ("Escrowee"). Delivery of the Option Memorandum, the Option Policy and the other closing documents shall be made through the Closing Escrow. Each party shall have the right to review and approve all documents prior to their deposit into the Closing Escrow. In the event of conflict between the terms of this Agreement and the Closing Escrow, the terms of this Agreement shall control as between the parties hereto.

          (f)  Transfer Taxes.  Seller shall pay any transfer taxes, if any,
               --------------
with respect to the Option. Seller shall pay all recording fees with respect to the Option Memorandum.

          (g)  Other Documents.  The parties hereto hereby agree to deliver to
               ---------------
each other such additional documents as may be necessary to in order to close the transactions contemplated in this Agreement.

          (h)  Waiver.   Either party, at its option, may waive, in whole or in
               ------
part, any unsatisfied condition precedent to its obligations under this Agreement, or may elect to extend the time within which any such unfulfilled condition precedent may be satisfied.

     18.  Broker's Commissions and Fees.
          -----------------------------

          (a) For purposes of this Agreement, the term "Purchaser Group" shall mean collectively Purchaser, Heartland Technology, Inc., a Delaware corporation ("HTI"), Heartland Partners, L.P., a Delaware limited partnership ("HPLP"), CMC Heartland Partners, a Delaware general partnership ("CMC"), and all of the shareholders, partners, unit owners, directors, officers, affiliates, agents, employees, representatives, contractors, attorneys, successors and assigns of each of Purchaser, HTI, HPLP and CMC.

          (b) Seller, on its own behalf and on behalf of its successors and assigns, hereby agrees to indemnify, defend and hold harmless the Purchaser Group and each of them from and against any and all claims, demands, causes of action, damages, fines, costs, forfeitures, amounts paid in settlement, judgments, expenses (including reasonable attorneys' fees and expenses), charges, liabilities, penalties, and losses of any nature whatsoever which the Purchaser Group or any of them may suffer or incur by reason of, or in connection with, all claims for brokerage commissions, fees or other compensation by all brokers (including, without limitation, the Seller's Broker), finders or intermediaries with whom Seller has dealt in connection with the transactions contemplated by this Agreement.

          (c) For purposes of this Agreement, the term "Seller Group" shall mean collectively Seller, General Partner, General Investment & Development Co. ("GID") and all of the shareholders, partners, directors, officers, trustees, affiliates, agents, employees, representatives, contractors, attorneys, successors and assigns of each of Seller, General Partner and GID.

          (d) Purchaser, on its own behalf and on behalf of its successors and assigns, hereby agrees to indemnify, defend and hold harmless the Seller Group and each of them from and against any and all claims, demands, causes of action, damages, fines, costs, forfeitures, amounts paid in settlement, judgments, expenses (including reasonable attorneys' fees and expenses), charges, liabilities, penalties, and losses of any nature whatsoever which the Seller Group or any of them may suffer or incur by reason of, or in connection with, all claims for brokerage commissions, fees or other compensation by all brokers, finders or intermediaries with whom Purchaser has dealt in connection with the transactions contemplated by this Agreement excluding fees payable to Seller's Broker.

          (e) The obligations set forth in this paragraph 18 shall survive the Closing or earlier termination of this Agreement.

     19.  Environmental Matters.
          ---------------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

               (i) The term "Environmental Laws" shall mean all federal, state and local laws, ordinances, permits and regulations, and any common laws, regarding health, safety, radioactive materials or the environment [including, without limitation, the Clean Air Act (42 U.S.C. (S)(S) 7401 et seq.)("CAA"), the Clean Water Act (33 U.S.C. (S)(S) 1251 et seq.)("CWA"), the Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.)("RCRA"), the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
(S)(S) 9601 et seq.)("CERCLA"), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. (S)(S) 11001 et seq.)("EPCRA"), the Safe Drinking Water Act (42 U.S.C. (S)(S) 300f et seq.)("SDWA"), the Toxic Substances Control Act (15 U.S.C. (S)(S) 2601 et seq.)("TSCA"), the Endangered Species Act of 1973 (16 U.S.C. (S)(S) 1531 et seq.)("ESA"), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S)(S) 136 et seq.)("FIFRA"), the Occupational Safety and Health Act (29 U.S.C. (S)(S) 651 et seq.)("OSHA")], each as amended, and all regulations promulgated thereunder, all guidances and directives issued with respect thereto, and all policies adopted by authority thereunder.

               (ii) The term "Release" shall mean the discharge, disposal, deposit, injection, dumping, spilling, leaking, leaching, placing, presence, pumping, pouring, emitting, emptying, escaping, or other release of any Hazardous Material.

               (iii) The term "Hazardous Material" shall mean (A) any radioactive material; (B) any substance or material the transportation, storage, treatment, handling, use, removal or Release of which is subject to any Environmental Law; or (C) any substance or material for which standards of conduct are imposed under any Environmental Law. Without limiting the generality of the foregoing, "Hazardous Materials" shall include asbestos and asbestos-containing materials (whether or not friable); urea-formaldehyde in any of its forms; polychlorinated biphenyls; oil; used oil; petroleum products and their by-products; lead-based paint; radon; and any substances defined as "hazardous substances", "hazardous materials", "hazardous waste", "toxic substances", "solid waste" "hazardous chemicals", "hazardous air pollutants", "pollutants", "contaminants", "toxic chemicals" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosovity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TLP toxicity" or "EP toxicity" or words of similar import under any of the CAA, CWA, RCRA, CERCLA, EPCRA, SDWA, TSCA, OSHA or other Environmental Laws. The term "Hazardous Material" shall exclude any materials normally found on, or used in, the operation of a residential community or the Golf Course Facilities.

               (iv) The term "Environmental Matter" shall mean any of the following: (A) any Release on or at any of the Properties; (B) the migration of any Hazardous Material onto or from any of the Properties; (C) the environmental, health, or safety aspects of the transportation, storage, treatment, handling, use or Release, whether any of the foregoing occurs on or off any of the Properties, of any Hazardous Material in connection with the operation or past operation of any of the Properties; (D) the violation, or alleged violation, with respect to any of the Properties of any Environmental Law, order, permit or license of or from any governmental authority, agency or court relating to environmental, health or safety matters; (E) the presence of any above-ground storage tanks or any underground storage tanks within the confines of any of the Properties; (F) the presence of wetlands within the confines of any of the Properties except as disclosed in writing to Purchaser;
(G) the presence of any endangered species on, in or around any of the Properties; (H) the characterization of any of the Properties as historical in nature in any way; or (I) soil, groundwater and surface conditions on, in or around any of the Properties which may have an adverse effect upon the use or value of any of the Properties.

          (b) Effective as of the Closing, Seller, on its own behalf and on behalf of its successors and assigns, hereby agrees to indemnify, defend and hold harmless the Purchaser Group and each of them from and against any and all claims, damages, fines, costs, forfeitures, amounts paid in settlement, judgments, expenses (including attorneys' fees and expenses), charges, liabilities, penalties, and losses of any nature whatsoever, now existing or hereafter arising, which the Purchaser Group or any of them may suffer or incur by reason of, or in connection with, any Environmental Matter that occurred prior to, or was in existence at time of, the Closing Date and was not caused by Purchaser or its employees, contractors or agents, or that was subsequently caused by the Seller Group or any of them.

          (c) Effective as of the Closing, Purchaser, on its own behalf and on behalf of its successors and assigns, hereby agrees to indemnify, defend and hold harmless the Seller Group and each of them from and against any and all claims, damages, fines, costs, forfeitures, amounts paid in settlement, judgments, expenses (including attorneys' fees and expenses), charges, liabilities, penalties, and losses of any nature whatsoever, now Existing or hereafter arising, which the Seller Group or any of them may suffer or incur by reason of, or in connection with, any Environmental Matter relating to a Lot that was caused by Purchaser or its employees, contractors or agents.

          (d) Seller hereby acknowledges and agrees that the provisions contained in subparagraph 19(b) of this Agreement were essential components of the consideration for the agreement of Purchaser to enter into this Agreement.

          (e) Purchaser hereby acknowledges and agrees that the provisions contained in subparagraph 19(c) of this Agreement were essential components of the consideration for the agreement of Seller to enter into this Agreement.

          (f) The terms and provisions of this paragraph 19 shall survive the Closing and shall not be merged into the deeds for the Properties to be delivered by Seller to Purchaser or to Third-Party Buyers pursuant to the terms of this Agreement.

          20. Marketing.
              ---------

              (a)  Lots and Units.
                   --------------

                   (i)   From and after the Closing Date to and including one
(1) year after the expiration of an Option or the earlier termination of this Agreement, Purchaser shall have the sole and exclusive right to (A) market and sell the Lots which are the subject of such Option and the Units to be constructed by Purchaser on such Lots, and (B) subject to the terms and conditions of this Agreement, construct residential dwellings and related improvements on such Lots .

                   (ii)  From and after the Closing Date to and including one
(1) year after the expiration of an Option, subject to the terms and conditions of this Agreement, Seller shall not, except as provided in this Agreement, create, effect, contract for, commit to, consent to, or suffer or permit any conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation of any portion of the Parcel which is the subject of such Option.

                   (iii) Except as specifically set forth herein, no commission or other sum shall be due and payable by Purchaser to Seller in connection with the sale of any Lot with the Unit thereon.

                   (iv)  From and after the Closing Date to and including one
(1) year after the expiration of an Option, Seller shall refrain from (A) performing any grading, excavation or construction on or about the Parcel which is the subject of such Option except to maintain or improve previously-sold lots in a manner that does not materially and adversely affect such Parcel, and (B) committing any waste, nuisance or dumping on or about such Parcel.

                    (v) If, after the occurrence of a Paragraph 15A Termination Event or a Monetary Termination Event, Purchaser shall not consummate the closings required pursuant to subparagraph 1(c)(ii) of this Agreement, then, in addition to any other rights of Seller under this Agreement, Seller may market and sell such of the Properties as shall be owned by Seller.

          (b)  Remaining Seller's Lots in the Development.
               ------------------------------------------

               (i) Seller hereby represents and warrants that Seller is the owner in fee simple of the lots in the Development that are listed in Exhibit FF
                                                                      ----------
attached hereto and made a part hereof; that Seller has either completed, or is in the process of completing, the construction of a dwelling on each of the said lots; and that none of said Lots or any improvement thereon is subject to any sale contract, any option to purchase or any right of first refusal. Said lots and the improvements constructed by Seller thereon are herein together sometimes called the "Seller's Lots" or individually a "Seller's Lot."

               (ii) Seller hereby grants to Lifestyle Communities, Ltd., a Delaware corporation ("LCL"), a wholly-owned subsidiary of CMC, or such other person as Purchaser shall designate in writing to Seller (which other person shall be subject to Seller's prior written approval, which approval shall not be unreasonably withheld or delayed) (LCL or such other person being herein called the "Facilitating Broker"), the sole and exclusive right, during the term of this Agreement, to cause Seller's Lots to be sold.

               (iii)(A) Seller hereby represents and warrants that (I) Longleaf Contracting, Inc., a North Carolina corporation ("LCI"), is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina; (II) LCI is a duly licensed general contractor under the laws of the State of North Carolina; (III) LCI's general contracting license (the "LCI License") under the laws of the State of North Carolina (a) is an unlimited license, (b) is in full force and effect, and (c) has not been modified, amended or changed in any manner; (III) LCI is not in default of any of its obligations under the LCI License; (IV) certain work required to be performed by LCI has not been completed; and (V) Seller and LCI desire that LCI subcontract with LCCI for the completion by LCCI of such uncompleted work. LCCI will not perform any general contracting activities in North Carolina until it has qualified to do business in North Carolina and has received its general contractor's license from North Carolina.

                        (B) Purchaser hereby represents and warrants that Lifestyle Construction Company, Inc., a Delaware corporation ("LCCI"), an affiliate of Purchaser, is in the process of qualifying to transact business in the State of North Carolina and of applying for a general contractor's license from the State of North Carolina.

               (iv) Upon the closing of a Seller's Lot pursuant to a contract executed during the term of this Agreement, and the receipt by Seller of the proceeds of such sale, Seller shall pay to LCL a commission in the amount of six percent (6%) of the sale price of such Seller's Lot.

               (v) (A) For purposes of this paragraph 20(b), a "Protected Prospect" shall mean a prospective purchaser of a Seller's Lot with whom the Facilitating Broker has either met in person, spoken to by telephone, or corresponded with during the term of this Agreement, and who is listed as a prospective purchaser by the Facilitating Broker on a written list delivered by the Facilitating Broker to Seller on or before thirty (30) days after the expiration of the Option.

                        (B) If, on or before six (6) months after the expiration of the Option, Seller enters into a contract with a Protected Prospect for the sale of a Seller's Lot, then, upon the closing of the sale of such Seller's Lot, and the receipt by Seller of the proceeds of such sale, Seller shall pay to the Facilitating Broker a commission in the amount of six percent of the sale price of such Seller's Lot .

          21.  Closing of an Exercised Lot.
               ---------------------------

          (a)  Purchaser's Conditions Precedent.
               --------------------------------

               (i) In addition to any other conditions precedent set forth in this Agreement to the obligation of Purchaser to consummate the purchase of any Exercised Lot, the parties hereto hereby agree that the obligation of Purchaser to consummate the purchase of an Exercised Lot is subject to the satisfaction of all of the following conditions precedent as of the Lot Closing of such Exercised Lot:

                    (A) Purchaser shall have received the Design Approvals for such Exercised Lot, and all such Design Approvals shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser;

                    (B) the Private Roadway Easement shall have been recorded, and shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser; and no event of default shall exist under the Private Roadway Easement; and no event shall have occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under the Private Roadway Easement;

                    (C) all of the authorizations described in subparagraph 3(b)(i) of this Agreement shall have been issued and shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser;

                    (D) all of the approvals described in subparagraph 3(b)(iii) of this Agreement shall have been issued and shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser;

                    (E) the Maples Agreements, as amended by the Maples Amendment, shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser; and no event of default shall exist under any of the Maples Agreements, as amended by the Maples Amendment; and no event shall have occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under any of the Maples Agreements, as modified by the Maples Amendment; and there shall be available for conveyance to purchasers of Units easements of enjoyment of a number equal to (I) three hundred nineteen (319) less (II) the number of easements of enjoyment as shall have been previously conveyed by Seller to Purchaser;

                    (F) the Sales Center Agreement shall have been fully executed and delivered; and the Sales Center Agreement shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser; and no event of default shall exist under the Sales Center Agreement; and no event shall have occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under the Sales Center Agreement;

                    (G) the Attornment Agreements shall have been fully executed and delivered; and the Attornment Agreements shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior consent of Purchaser; and no event of default shall exist under any of the Attornment Agreements; and no event shall have occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under any of the Attornment Agreements;

                    (H) all of the representations and warranties of Seller contained in paragraph 13 of this Agreement shall be true and correct;

                    (I) Seller shall have completed the performance of all of its obligations with respect to the Exercised Lot under paragraph 7, paragraph 8 or paragraph 9 of this Agreement, as the case may be; provided, that if Seller shall have failed to satisfy any of its obligations under paragraph 7, paragraph 8 or paragraph 9 of this Agreement, as the case may be, solely by reason of the failure of LCCI to adequately supervise the Work of the Site Contractor, then, provided that the failure of LCCI to adequately supervise the Work of the Site Contractor shall not have been caused by a default by Seller under this Agreement or under the agreement between Seller and the Site Contractor, and provided that Seller shall not then be in default of any of its obligations under the agreement between Seller and the Site Contractor, Purchaser shall not be entitled to refuse to close its purchase of an Exercised Lot because of the failure of Seller to satisfy such obligation under paragraph 7, paragraph 8 or paragraph 9, as the case may be, of this Agreement;

                    (J) The sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television systems and facilities adequate to service the Units at any time and from time to time located on the Exercised Lot which is the subject of such Lot Closing shall be operational and in good working order; and the owners of such systems and facilities shall be required by law, and shall have agreed, to provide sanitary sewer, storm sewer, water, electrical, gas, telephone and cable television services to the Units located at any time and from time to time on such Exercised Lot; and

                    (L) if the Construction Loan shall have closed, all of the approvals described in subparagraphs 3(a)(ii) and 3(a)(iii) shall have been issued and shall be in full force and effect, and shall not have been modified, amended or changed in any way without the prior written consent of Purchaser.

          (ii) In the event that any condition precedent to Purchaser's obligations under this paragraph 21, including, without limitation, any condition precedent set forth in the foregoing subparagraph 21(a)(i), shall not be timely satisfied in accordance with the terms of this Agreement, Purchaser shall give to Seller written notice reasonably describing the condition precedent which shall not have been timely satisfied in accordance with the terms of this Agreement. Seller shall have ten days from the receipt of such written notice to cure or satisfy any condition precedent not satisfied. If, at the end of such ten-day period, Seller shall have failed to satisfy such condition precedent, Purchaser may, at its election, do the following: (A) either (I) terminate Purchaser's obligations to purchase such Exercised Lot, or
(II) enforce specific performance of this Agreement against Seller unless Seller's failure is due to a change in the law, and (B) in either event, unless Seller's failure is due to a change in the law, recover damages from Seller for failure to perform this Agreement (including, without limitation, attorneys' fees and expenses). The termination by Purchaser of its obligation to purchase an Exercised Lot shall not terminate the rights and obligations of the parties hereto under this Agreement with respect to any other Property.

          (iii) Notwithstanding any other term to the contrary in this Agreement, in the event of a failure of any condition precedent to Purchaser's obligations under this Agreement, any right by Purchaser to recover damages from Seller shall be limited to direct and actual damages and shall exclude any right to claim or recover indirect, consequential or incidental damages.

       (b) Seller's Conditions Precedent.
           -----------------------------

          (i) In addition to any other conditions precedent set forth in this Agreement to the obligation of Seller to consummate the sale of any Exercised Lot, the parties hereto hereby agree that the obligation of Seller to consummate the sale of an Exercised Lot is subject to Purchaser not then being in breach or default of any of the terms or conditions of this Agreement.

          (ii) In the event that any condition precedent to Seller's obligations under this paragraph 21, including, without limitation, any condition precedent set forth in the foregoing subparagraph 21(b)(i), shall not be timely satisfied in accordance with the terms of this Agreement, Seller shall give to Purchaser written notice reasonably describing the condition precedent which shall not have been timely satisfied in accordance with the terms of this Agreement. Purchaser shall have ten days from the receipt of such written notice to cure or satisfy any condition precedent not satisfied. If, at the end of such ten-day period, Purchaser shall have failed to satisfy such condition precedent, Seller may, at its election, do the following: (A) either (I) terminate Seller's obligations to sell such Exercised Lot, or (II) enforce specific performance of this Agreement against Purchaser (unless Purchaser's failure is due to a change in the law), and (B) in either event, unless Purchaser's failure is due to a change in the law, recover damages from Purchaser for failure to perform this Agreement (including, without limitation, attorneys' fees and expenses). The termination by Seller of its obligation to sell an Exercised Lot shall not terminate the rights and obligations of the parties hereto under this Agreement with respect to any other Property.

            (iii) Notwithstanding any other term to the contrary in this Agreement, in the event of a failure of any condition precedent to Seller's obligations under this Agreement, any right by Seller to recover damages from Purchaser shall be limited to direct and actual damages and shall exclude any right to claim or recover indirect, consequential or incidental damages.



      (c)   Terms.
            -----

            (i)    Conveyance.  At a Lot Closing, Seller shall convey to
                   ----------
Purchaser the Exercised Lot which is the subject of such Lot Closing, together with all improvements located thereon, and together with all easements, appurtenances, rights, privileges, reservations and hereditaments belonging to or pertaining thereto, and together with all of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to such Exercised Lot, and together with an easement of enjoyment pursuant to the Easement of Enjoyment, all upon the terms and conditions set forth in this Agreement. The grant of the right, title and interest of Seller in and to all streets, roads and rights-of-way adjacent to such Lot shall be non-exclusive and subject to the rights of Seller and others to utilize same for pedestrian and vehicular access and for the development of the Properties.

            (ii)   Payment of Purchase Price.  (A) Subject to the provisions of
                   -------------------------
the following subparagraph (B), at a Lot Closing, Purchaser shall pay or shall cause to be paid to Seller the purchase price payable under this Agreement for the Exercised Lot which is the subject of such Lot Closing, together with the $10,000 Maples Fee payable with respect to the Exercised Lot (and the Units thereon) which is the subject of said Lot Closing, by wired funds or by a cashier's or certified check, which amount may be paid with the proceeds of the sale of such Exercised Lot and Units thereon pursuant to one or more Sale Agreements with respect to such Exercised Lot provided such proceeds are in the form of wired funds or a cashier's or certified check.

                   (B) Notwithstanding anything to the contrary contained in the foregoing subparagraph (A), if, at the time of a Lot Closing, Sale Agreements shall not have been executed with respect to all of the Units to be constructed on the Exercised Lot which is the subject of such Lot Closing, the purchase price for the Exercised Lot which is the subject of such Lot Closing and the Maples Fee payable with respect to the Exercised Lot which is the subject of such Lot Closing shall be paid as follows:

                       (I) Purchaser shall pay to Seller, by wired funds or by a cashier's or certified check, an amount equal to the Minimum Release Price for such Exercised Lot (the "Minimum Release Price", as set forth on Exhibit L
                                                                 ---------
attached hereto and made a part hereof), plus or minus prorations, plus the Maples Fee payable with respect to all units to be built on such Exercised Lot; and

                       (II) Seller and Purchaser shall execute, deliver and record an agreement (a "Lot Adjustment Agreement"), in form and substance reasonably acceptable to Seller and Purchaser, with respect to such Exercised Lot, which Lot Adjustment Agreement shall provide, inter alia, as follows:
                                                   ----- ----
                            (a) upon the earlier to occur of the closing of all
of the Sale Agreements with respect to Units on such Exercised Lot or twelve months after the Lot Closing Date of such Exercised Lot, the purchase price for such Exercised Lot shall be adjusted as follows:

                                   (1) if Sale Agreements with respect to all of
the Units on such Exercised Lot shall have closed, then the purchase price for such Exercised Lot shall be determined in accordance with the terms of subparagraph 1(f) of this Agreement, and if the purchase price for such Exercised Lot is greater than the Minimum Release Price for such Exercised Lot, Purchaser shall pay to Seller the amount by which the purchase price for such Exercised Lot exceeds the amounts previously paid by Purchaser for such Exercised Lot; and

                              (2) if Sale Agreements with respect to all of the
Units on such Exercised Lot shall not have closed, then:

                                   (A) if such Exercised Lot is a Single-Family
Lot, the purchase price for such Exercised Lot shall be determined as follows:

                                   (I) if there is a Detached Unit Sale
Agreement for such Exercised Lot that shall not yet have closed, the Detached Unit Package Price of such Exercised Lot shall be deemed to be the Detached Unit Package Price set forth in such Detached Unit Sale Agreement;

                                   (II) if there is no Detached Unit Sale
Agreement with respect to such Exercised Lot, the Detached Unit Package Price of such Exercised Lot shall be deemed to be Purchaser's then-current listed sale price for such Exercised Lot and a Detached Unit located thereon less $10,000 and less any lot premium (including any Applicable Single-Family Lot Golf Premium) with respect to such Exercised Lot;

                                   (III) the purchase price for such Exercised
Lot shall be determined in accordance with the provisions of subparagraph 1(f)(ii)(A) of this Agreement and the preceding subparagraphs (I) and (II), and if the purchase price for such Exercised Lot is greater than the Minimum Release Price for such Exercised Lot, Purchaser shall pay to Seller the amount by which the purchase price for such Exercised Lot exceeds the amounts previously paid by Purchaser for such Exercised Lot; and

                              (B) if such Exercised Lot is a Tract Lot, the
purchase price for such Exercised Lot shall be determined as follows:

                                   (I) if there is no Tract Unit Sale Agreement
for any Tract Unit on such Exercised Lot, the Tract Unit Package Prices of all of the Tract Units to be constructed by Purchaser on such Exercised Lot shall be deemed to be the product of (a)(1) the average of Purchaser's then-current listed sale prices [excluding the $10,000 per Tract Unit Maples Fees, and excluding any lot premiums (including any Applicable Tract Lot Golf Premiums) with respect to such Tract Units] for the Tract Units on such Exercised Lot, and
(b) the number of Tract Units to be constructed by Purchaser on such Exercised Lot (as reflected on the Site Plan for such Exercised Lot);

                                   (II) if there is a Tract Unit Sale Agreement
for at least one, but not each, Tract Unit to be constructed by Purchaser on such Exercised Lot (as reflected on the Site Plan for such Exercised Lot), the Tract Unit Package Prices of all of the Tract Units to be constructed by Purchaser on such Exercised Lot (as reflected on the Site Plan for such Exercised Lot) shall be deemed to be the sum of (a) the Tract Unit Package Prices of the Tract Units on such Exercised Tract that are the subject of Tract Unit Sale Agreements, and (b) the product of (i) the average of the Tract Unit Package Prices of all of the Tract Units to be constructed by Purchaser on such Exercised Lot (as reflected on the Site Plan for such Exercised Lot) that are the subject of Tract Unit Sale Agreements and (ii) the number of Tract Units on such Exercised Lot that are not subject to Tract Unit Sale Agreements;

                                   (III) the purchase price for such Exercised
Lot shall be determined in accordance with the provisions of subparagraph 1(f)(ii)(B) of this Agreement and the preceding subparagraphs (I) and (II), and if the purchase price for such Exercised Lot is greater than the Minimum Release Price for such Exercised Lot, Purchaser shall pay to Seller the amount by which the purchase price for such Exercised Lot exceeds the amounts previously paid by Purchaser for such Exercised Lot; and

                             (b) concurrently with the recording of such Lot
Adjustment Agreement, Seller shall execute and deliver to an escrowee mutually acceptable to Seller and Purchaser a release, in recordable form, of all right, title and interest of Seller under such Lot Adjustment Agreement, which release shall be deliverable by such escrowee to Purchaser upon the deposit with such escrowee of either (1) the amount by which the purchase price for such Exercised Lot exceeds the amounts previously paid by Purchaser for such Exercised Lot or
(2) a written confirmation that the Minimum Release Price is the purchase price for such Exercised Lot.

           (iii) Title and Survey Matters.  The parties hereto hereby agree
                 ------------------------
 as follows:

                     (A) At a Lot Closing, Seller, at its sole cost and expense, shall deliver to Purchaser an owner's ALTA form B title insurance policy (an "Exercised Lot Title Policy"), issued by the Title Insurer, in the amount of the purchase price payable by Purchaser under the terms of this Agreement for the Exercised Lot which is the subject of such Lot Closing, insuring title to such Exercised Lot in Purchaser subject only to the Acceptable Option Title Exceptions that relate to such Exercised Lot; containing extended coverage over general exceptions 1 through 5 contained therein; containing an endorsement that such Exercised Lot has been legally subdivided and platted; in the event the Exercised Lot is a Single-Family Lot, containing an ALTA 3.0 zoning endorsement insuring that a detached single-family dwelling unit can be constructed on said Exercised Lot; in the event the Exercised Lot is a Tract Lot, containing an ALTA 3.0 zoning endorsement insuring that attached residential dwelling units of a number, type and size required by the terms of this Agreement can be constructed on said Exercised Lot; and containing an endorsement that such Exercised Lot has unrestricted access to and from, and unrestricted use of, the Private Roadways, and has unrestricted access to and from the Private Roadways and dedicated public rights-of-way; and insuring the rights of Seller to use the Golf Facilities pursuant to the Easement of Enjoyment.

                     (B) If, on a Lot Closing Date [as same may be extended pursuant to the provisions of this Agreement], the Title Insurer shall not be prepared to deliver to Purchaser the Exercised Lot Title Policy with respect to the Exercised Lot which is the subject of a Lot Closing on such Lot Closing Date, then Purchaser shall have the right to either terminate its obligation to purchase such Exercised Lot, in which case the parties hereto shall have no further rights, obligations or liabilities under this Agreement with respect to such Exercised Lot [other than the obligations of Seller under subparagraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under subparagraphs 11(b), 12(b), 19(c) and 18(d) of this Agreement] or elect to take title to such Exercised Lot as it then is with the right to deduct from the Purchase Price the cost required by the Title Insurer to issue a waiver of any lien or encumbrance of an unascertainable amount, and the premium payable on a surety bond required by the Title Insurer to insure over any lien or encumbrance of an unascertainable amount.

           (iv)  Conveyance.   Seller shall convey each Exercised Lot by a
                 ----------
warranty deed in the form of deed attached hereto as Exhibit Q.
                                                     ---------

           (v)   Delivery of Documents.   The parties hereto hereby agree as
                 ---------------------
follows:

                     (A)   Seller's Documents. At a Lot Closing, as a condition
                           ------------------
precedent to Purchaser's obligations to purchase the Exercised Lot which is the subject of such Lot Closing, Seller, in addition to delivering all other items required by this Agreement to be delivered by Seller, shall deliver to Purchaser the following documents, all of which shall be in form and substance acceptable to Purchaser:

                           (I)   an executed, stamped, recordable special
warranty deed in the form attached hereto as Exhibit Q and made a part hereof,
                                             ---------
with release of dower and homestead rights, if any, if required under local practice, conveying to Purchaser good and merchantable title in fee simple absolute to the Exercised Lot which is the subject of such Lot Closing, subject only to the Acceptable Option Tract Title Exceptions relating to such Exercised Lot, and a Lot Adjustment Agreement, if applicable, and conveying to Purchaser an easement of enjoyment pursuant to the Easement of Enjoyment;

                           (II)  an executed affidavit of title with respect to
the Exercised Lot which is the subject of such Lot Closing, covering the Lot Closing Date [as same may be extended pursuant to the provisions of this Agreement] for such Exercised Lot, and showing title in Seller subject only to the Acceptable Option Tract Title Exceptions relating to such Exercised Lot, and a Lot Adjustment Agreement, if applicable;

                           (III) an executed certification from Seller with
respect to Seller's non-foreign status sufficient to comply with the requirements of section 1445 of the Internal Revenue Code of the United States of America and all regulations applicable thereto; and

                           (IV)  documents (a) authorizing the execution and
delivery by Seller of the documents required to be executed and delivered by Seller at such Lot Closing, and (b) evidencing the authority of the persons signing the documents to be executed and delivered by Seller at such Lot Closing pursuant to this Agreement; and

                           (V)   the Exercised Lot Title Policy with respect to
the Exercised Lot which is the subject of such Lot Closing; and

                           (VI)  such other documents, instruments,
certifications, confirmations, ALTA statements, gap undertakings and assignments as may be reasonably required to fully effect and consummate the consummation of the exercise by Purchaser of its Option to purchase such Exercised Lot.

                     (B)   Joint Documents.  At a Lot Closing, Seller and
                           ---------------
Purchaser shall execute triplicate originals of each of the following documents, one of which fully-executed originals shall be delivered to Seller, the second of which fully-executed originals shall be delivered to Purchaser, and the third of which fully-executed originals shall be delivered to Escrowee in connection with the Lot Closing Escrow (hereinafter defined):

                           (I)   a closing statement; and

                           (II)  all transfer tax declarations required by law
to be executed and delivered in connection with the conveyance of the Exercised Lot which is the subject of such Lot Closing.

                     (C)   Lot Closing Escrow.  The closing of the sale of an
                           ------------------
Exercised Lot shall be effected through a "New York-style" escrow (a "Lot Closing Escrow") with Escrowee in accordance with the usual form of deed and money escrow agreement than in use by Escrowee, with such changes and additions as may be necessary to conform to the terms of this Agreement. One-half of the cost of each Lot Closing Escrow shall be paid by Seller, and one-half of the cost of each Lot Closing Escrow shall be paid by Purchaser. The agreement for a Lot Closing Escrow shall provide, among other things, that all prorations shall be computed as of the date Escrowee is prepared to record all of the documents. Delivery of the deed for the Exercised Lot which is the subject of such Lot Closing Escrow, and the other closing documents, shall be made through such Lot Closing Escrow. Each party shall have the right to inspect all documents two
(2) business days prior to or at the time of their deposit into a Lot Closing Escrow. In the event of conflict between the terms of this Agreement and a Lot Closing Escrow, the terms of this Agreement shall control as between the parties hereto.

                     (D)   Transfer Taxes.  Seller shall pay all transfer taxes
                           --------------
with respect to an Exercised Lot (other than transfer taxes attributable to the improvements, if any, constructed by Purchaser on such Exercised Lot). Purchaser shall pay or cause to be paid all recording fees with respect to the deed for an Exercised Lot.

                     (E)   Prorations.
                           ----------

                           (I)   As applicable, general real estate taxes,
assessments, homeowner's association dues, condominium association dues, condominium fees, utility payments and other items that are customarily prorated shall be prorated with respect to an Exercised Lot as of the time of the Lot Closing regarding such Exercised Lot.

                           (II)  All prorations are final unless otherwise
indicated in this Agreement.

                           (III) If the amount of the current real estate taxes
and assessments is not then ascertainable, said taxes and assessments shall be prorated on the basis of the most recent ascertainable real estate taxes and assessments, and the parties shall reprorate the taxes and assessments when the actual bills therefor shall be issued; provided, however, that if an Exercised Lot is not assessed as a separate parcel for tax purposes, then (a) taxes and assessments attributable to such Exercised Lot shall be based upon an amount equal to the most recent ascertainable taxes and assessments for the tax parcel of which such Exercised Lot is a part multiplied by a fraction the denominator of which shall be the total number of square feet in the tax parcel of which such Exercised Lot is a part and the numerator of which shall be the number of square feet in such Exercised Lot, and (b) said taxes and assessments shall be reprorated when the actual separate bills for such Exercised Lot shall be issued.

                           (IV)  If, at the time of a Lot Closing, the Exercised
Lot which is the subject of such Lot Closing is not being treated as a separate tax parcel, then, within thirty days after such Lot Closing, the parties shall file the necessary petitions and applications to have said Exercised Lot assessed as a separate tax parcel.

                           (V)   The obligations set forth in this subparagraph
(E) shall survive the Closing.

                     (F)   Other Documents. The parties hereto hereby agree to
                           ---------------
deliver to each other such additional documents as may be reasonably necessary to in order to close the sale of an Exercised Lot pursuant to this Agreement.

                     (G)   Possession.  At a Lot Closing, Seller shall deliver
                           ----------
to Purchaser possession of the Exercised Lot that is the subject of such Lot Closing.

                     (H)   Waiver.  Purchaser, at its option, may waive, in
                           ------
whole or in part, any unsatisfied condition precedent to Purchaser's obligations to purchase an Exercised Lot, or may elect to extend the time within which any such unfulfilled condition precedent may be satisfied. Seller, at its option, may waive, in whole or in part, any unsatisfied condition precedent to Seller's obligations to sell an Exercised Lot, or may elect to extend the time within which any such unfulfilled condition precedent may be satisfied.

                     (I)   Condemnation.  The parties hereto hereby agree as
                           ------------
follows:

                           (I)   If, prior to a Lot Closing, any portion of the
Exercised Lot which is the subject of such Lot Closing is taken by condemnation or eminent domain proceedings, or condemnation or eminent domain proceedings are commenced to take any portion of such Exercised Lot, then Seller shall give immediate notice to Purchaser prior to such Lot Closing of such taking or commencement of proceedings, as the case may be, and Purchaser shall have thirty days after receipt of notice from Seller of such taking or commencement of such proceedings to elect in writing to terminate Purchaser's obligation to purchase such Exercised Lot. In the event that said 30-day election period shall extend beyond the Lot Closing Date, the Lot Closing Date shall be automatically extended to the last day of such 30-day period.

                           (II)   In the event Purchaser shall timely elect to
terminate its obligations in accordance with the preceding subparagraph 21(b)(v)(I)(I), Purchaser and Seller shall have no further rights, obligations or liabilities to each other with respect to such Exercised Lot
[other than the obligations of Seller under subparagraphs 11(a), 18(b), 19(b) and 20(b) of this Agreement and the obligations of Purchaser under subparagraphs 11(b), 12(b), 18(d) and 19(c) of this Agreement].

                           (III)  In the event that Purchaser shall not timely
elect to terminate its obligations in accordance with subparagraph 21(b)(v)(I)(I) above, then Purchaser shall be deemed to have waived its right to terminate said obligations by reason of such taking or commencement of taking proceedings, and the parties shall proceed to close the conveyance of the Exercised Lot; and, at the Lot Closing, (a) the awards or other proceeds, if any, actually received by Seller for any such taking shall be paid to Purchaser, and (ii) Seller shall assign to Purchaser all of Seller's right, title and interest in and to any proceeds of awards not yet received by Seller and to all future awards by reason of such taking.

     22.  Assignment.    Without the consent of Seller, Purchaser may not sell,
          ----------
assign, transfer, or convey its rights under this Agreement to any person other than CMC or a wholly-owned subsidiary of CMC. Any sale, assignment, transfer or conveyance by Purchaser of its rights under this Agreement in violation of the foregoing sentence shall be void, and shall be a material breach of this Agreement, and such assignee shall acquire no rights hereunder. The provisions of this paragraph 22 shall survive the Closing.

     23.  Survival.      The terms, covenants, conditions, indemnities,
          --------
representations, warranties, disclaimers and agreements of the parties hereto under this Agreement shall survive, and remain enforceable after, the Closing and each Lot Closing, except as expressly provided herein, and shall survive the recording of the deeds and shall not be merged therein.

     24.  Notices.       Any notice, demand, request, election or other
          -------
communication required or permitted to be given under this Agreement shall be in writing, and shall be given (and shall be deemed to have been given by) (a) the deposit of same in the United States mail, postage prepaid, registered or certified, with return receipt requested, or (b) the delivery of same in person to the intended recipient or to his agent, or (c) the deposit of same into the custody of a nationally-recognized overnight delivery service such as Federal Express Corporation, Airborne Express, Emery, or Purolator, or (d) the sending of same by facsimile, telegram or telex, evidenced by a confirmed receipt; in each case properly addressed as follows:


     In the case of notices directed to Purchasers:

          CMC Heartland Partners VII, LLC
          c/o CMC Heartland Partners
          547 W. Jackson Boulevard
          Chicago, Illinois 60661
          Attention: Lawrence S. Adelson, General Counsel
          Telephone No.: 312/294-0440
          Fax No.: 312/663-9397

     In the case of notices directed to Seller:

          Longleaf Associates Limited Partnership
          c/o General Investment & Development Co.
          Suite 2000
          600 Atlantic Avenue
          Boston, MA 02210
          Attention: Robert T. Karp

          Telephone No.: 617/973-9680, X202
          Fax No.: 617/367-3417

     With a copy directed to:

          General Investment & Development Co.
          Suite 2000
          600 Atlantic Avenue
          Boston, MA 02210
          Attention: Robert S. Farrington, Jr.
          Telephone No.: 617/973-9680 X209
          Fax No.: 617/367-3417

Each such notice, demand, request, election or other communication shall be deemed to have been given to the intended recipient upon the deposit or delivery of same in the manner provided above. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner specified above, ten (10) days prior to the effective date of said change.

     25.  Automatic Extensions.  If the day on which any action must be taken
          --------------------
under the terms of this Agreement or on which any period expires shall be a Saturday, Sunday or legal holiday, such action shall be due or such period shall expire on the next regular business day.

     26.  Headings.    The paragraph headings or captions appearing in this
          --------
Agreement are for convenience only, are not part of this Agreement, and are not to be considered in interpreting this Agreement.

     27.  Entire Contract; Modification.  This Agreement constitutes the entire
          -----------------------------
and complete agreement between the parties hereto and supersedes any prior oral or written agreements between the parties. The parties hereto expressly agree that there are no verbal understandings or agreements which in any way change the terms, covenants, and conditions herein set forth. No modification of this Agreement, and no waiver of any of the terms and conditions of this Agreement, shall be effective unless made in writing and duly executed by the parties hereto.

     28.  Binding Effect.  All covenants, agreements, warranties,
          --------------
representations and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     29.  Form of Offer. Delivery of an unexecuted copy of this Agreement by
          -------------
Purchaser shall not constitute an offer by Purchaser, and Seller acknowledges that this Agreement shall not be deemed to be a binding contract unless and until it is fully executed by Purchaser and Seller.

     30.  Time.  Time is of the essence of this Agreement and the performance of
          ----
the terms and conditions hereof.

     31.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     32.  Interpretation. The provisions of this Agreement shall not be
          --------------
construed against or in favor of either party on the basis of which party drafted this Agreement.

     33.  Miscellaneous.   All days are calendar days.
          -------------

     34.  Applicable Law.  This Agreement shall be governed by the laws of the
          --------------
State of North Carolina.

     35.  Covenants of Seller Regarding the Maples Agreements.  During the term
          ---------------------------------------------------
of this Agreement, Seller shall not, without the prior written consent of Purchaser, modify or amend, or agree to the modification or amendment of, any of the Maples Contract, the Golf Club Declaration or the Easement of Enjoyment; and any such modification or amendment without Purchaser's prior written consent shall be null and void and of no force or effect. Seller shall take not action which shall prevent, obstruct or jeopardize the granting of easements of enjoyment under the Easement of Enjoyment with respect to each Exercised Lot which Seller shall be obligated under this Agreement to convey to Purchaser.

     IN WITNESS WHEREOF, the parties hereto have executed this Option, Management and Marketing Agreement.

CMC HEARTLAND PARTNERS VII, LLC, a           LONGLEAF ASSOCIATES LIMITED
Delaware limited liability company           PARTNERSHIP, a North Carolina
                                             limited partnership

By: CMC Heartland Partners, a Delaware       By: Longleaf Investors Corporation,
general partnership, its sole member         a North Carolina corporation



By:_____________________________             By: ____________________________

Name:___________________________             Name:___________________________

Title:__________________________             Title:__________________________

Date of execution of this Agreement          Date of execution of this Agreement
by Purchaser:                                by Seller:


__________________, 1998                     _________________, 1998

STATE OF _______________________  )
                                  )SS
COUNTY OF ______________________  )


          I, ______________________, a Notary Public in and for the County and State aforesaid, do hereby certify that ______________________________________, the ______________ of Longleaf Investors Corporation, a North Carolina corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, as the general partner in LONGLEAF ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership, for the uses and purposes therein set forth.

          Given under my hand and notarial seal this _____ day of _____, 199__.

                              __________________________________
                              Notary Public

My Commission Expires:

________________, _____

STATE OF ILLINOIS     )
                      )SS
COUNTY OF COOK        )


       I, ______________________, a Notary Public in and for the County and State aforesaid, do hereby certify that Richard P. Brandstatter, the vice president of CMC HEARTLAND PARTNERS, a Delaware general partnership (the "Partnership"), the sole member of CMC HEARTLAND PARTNERS VII, LLC, a Delaware limited liability company (the "Company"), who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer of the Partnership, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of the Partnership, as the sole member of the Company, for the uses and purposes therein set forth.

       Given under my hand and notarial seal this 9th day of September, 1998.


                                     ___________________________
                                     Notary Public

My Commission Expires:

________________, ______

                                   EXHIBIT B
                                   ---------

                  LEGAL DESCRIPTION OF MAGNOLIA DRIVE PARCEL
                  ------------------------------------------

                                   EXHIBIT D
                                   --------

                  LEGAL DESCRIPTION OF FIFTEENTH HOLE PARCEL
                  ------------------------------------------

                                   EXHIBIT F
                                   --------

                    LEGAL DESCRIPTION OF THE MEADOW PARCEL
                    --------------------------------------

                                  EXHIBIT G-1
                                  -----------

                         DRAWING OF THE MEADOW PARCEL
                         ----------------------------

                                  EXHIBIT G-2
                                  -----------

                       DRAWING OF MEADOW PARCEL-PHASE II
                       ---------------------------------

                                  EXHIBIT G-3
                                  -----------

                      DRAWING OF MEADOW PARCEL-PHASE III
                      ----------------------------------

                                  EXHIBIT G-4
                                  -----------

                       DRAWING OF MEADOW PARCEL-PHASE IV
                       ---------------------------------

                                  EXHIBIT G-5
                                  -----------

                      DRAWING OF MEADOW PARCEL ROADWAY I
                      ----------------------------------

                                  EXHIBIT G-6
                                  -----------

                       DRAWING OF MEADOW PARCEL-PHASE I
                       --------------------------------

                                   EXHIBIT H
                                   ---------

                    LEGAL DESCRIPTION OF THE AREA F PARCEL
                    --------------------------------------

                                   EXHIBIT J
                                   ---------

                 LEGAL DESCRIPTION OF THE CLUB COTTAGES PARCEL
                 ---------------------------------------------

                                   EXHIBIT L
                                   ---------

                   SCHEDULE OF MINIMUM EXERCISES OF OPTIONS
                   ----------------------------------------

                                   EXHIBIT M
                                   ---------

   LOTS WITH RESPECT TO WHICH SELLER WILL PAY TO MAPLES ALL AMOUNTS PAYABLE
   -------------------------------------------------------------------------
                          UNDER THE MAPLES AGREEMENTS
                          ---------------------------

                                   EXHIBIT N
                                   ---------

                           FORM OF OPTION MEMORANDUM
                           -------------------------

                                   EXHIBIT O
                                   ---------

                     COPY OF INTERIM AGREEMENT, AS AMENDED
                     -------------------------------------

                                   EXHIBIT P
                                   ---------

                      ACCEPTABLE OPTION TITLE EXCEPTIONS
                      ----------------------------------

                                   EXHIBIT Q
                                   ---------

                                 FORM OF DEED
                                 ------------

                                   EXHIBIT R
                                   ---------

                                EXISTING LEASES
                                ---------------

                                   EXHIBIT S
                                   ---------

                             PARTIES IN POSSESSION
                             ---------------------

                                   EXHIBIT T
                                   ---------

                         ADDITIONAL EXISTING DOCUMENTS
                         -----------------------------

                                   EXHIBIT U
                                   ---------

               JUDGMENTS, WRITS, INJUNCTIONS, DECREES AND ORDERS
               -------------------------------------------------

                                   EXHIBIT V
                                   ---------

                   DRAWING OF WETLANDS ON THE AREA F PARCEL
                   ----------------------------------------

                                   EXHIBIT W
                                   ---------

                      OBLIGATIONS TO DONATE MONEY OR LAND
                      -----------------------------------

                                   EXHIBIT X
                                   ---------

          RIGHTS AND DUTIES NOT BEING EXERCISED BY MASTER ASSOCIATION
          -----------------------------------------------------------

                                   EXHIBIT Y
                                   ---------

                         CONVEYANCES OF CERTAIN UNITS
                         ----------------------------

1. Units Subject to the Hunter Trail Declaration, the Patio Homes 'G' Declaration or the Magnolia Park Declaration That Have Been Conveyed to
                                                                 -----------
     Third Parties:
     -------------

2. Units Subject to the Hunter Trail Declaration, the Patio Homes 'G' Declaration or the Magnolia Park Declaration That Are Subject to Contracts
                                                                      ---------
     for Sale with Third Parties:
     ---------------------------

                                   EXHIBIT Z
                                   ---------

        CURRENT ASSESSMENTS AND RESERVES PAYABLE UNDER THE DECLARATIONS
        ---------------------------------------------------------------

                                  EXHIBIT AA
                                  ----------

                           TRANSFERRED COMMON AREAS
                           ------------------------

                                   EXHIBIT BB
                                   ----------

     OFFICERS AND DIRECTORS OF THE MASTER ASSOCIATION AND THE INDIVIDUAL
     --------------------------------------------------------------------
                                 ASSOCIATIONS
                                 ------------

                                  EXHIBIT CC
                                  ----------

                   SCHEDULE OF CLUB MEMBERSHIP FEES AND DUES
                   -----------------------------------------

                                  EXHIBIT DD
                                  ----------

                          MINIMUM MARKETING SCHEDULE
                          --------------------------

                                  EXHIBIT EE
                                  ----------

                      CLUB COTTAGES MANAGEMENT AGREEMENT
                      ----------------------------------

                                  EXHIBIT FF
                                  ----------

                    CLUB COTTAGES RENTAL PROGRAM CHECKLIST
                    --------------------------------------

                                  EXHIBIT GG
                                  ----------

                      SCHEDULE OF ADMINISTRATIVE SERVICES
                      -----------------------------------

                                  EXHIBIT HH
                                  ----------

                                 SELLER'S LOTS
                                 -------------

                                  EXHIBIT JJ
                                  ----------

                      SCHEDULE OF MINIMUM RELEASE PRICES
                      ----------------------------------

                                  EXHIBIT KK
                                  ----------

                                 FORM OF DEED
                                 ------------